As filed with the U.S. Securities and Exchange Commission on February 28, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8352

LKCM Funds

(Exact name of registrant as specified in charter)

c/o Luther King Capital Management Corporation

301 Commerce Street, Suite 1600

Fort Worth, TX 76102

(Address of principal executive offices) (Zip code)

K&L Gates LLP

1601 K Street, NW

Washington, DC 20006

(Name and address of agent for service)

1-800-688-LKCM and 1-800-423-6369

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

LKCM

FUNDS

LKCM Small Cap Equity Fund

LKCM Small-Mid Cap Equity Fund

LKCM Equity Fund

LKCM Balanced Fund

LKCM Fixed Income Fund

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the LKCM Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the LKCM Funds (if you hold your Fund shares directly with the LKCM Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the LKCM Funds, you may elect to receive shareholder reports and other communications electronically from the LKCM Funds by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports on paper free of charge. If you hold your Fund shares directly with the LKCM Funds, you can inform the LKCM Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the LKCM Funds you hold directly with LKCM Funds or all of the funds you hold through your financial intermediary, as applicable.

Dear Fellow Shareholders:

We report the following performance information for the LKCM Funds for indicated periods ended December 31, 2018:

Funds	Inception Dates	NAV @ 12/31/18	Net Expense Ratio*, **	Gross Expense Ratio**	One Year Total Return Ended 12/31/18	Five Year Average Annualized Return Ended 12/31/18	Ten Year Average Annualized Return Ended 12/31/18	Avg. Annual Total Return Since Incept.
LKCM Equity Fund	1/3/96	$23.34	0.81%	1.00%	-3.28%	6.17%	12.17%	8.10%
S&P 500® Index[1]					-4.38%	8.49%	13.12%	8.29%
LKCM Small Cap Equity Fund	7/14/94	$14.39	1.00%	1.10%	-5.70%	1.98%	11.61%	9.75%
Russell 2000® Index[2]					-11.01%	4.41%	11.97%	8.67%
LKCM Small-Mid Cap Equity Fund	5/2/11	$7.92	1.00%	1.76%	-8.89%	1.52%	N/A	4.47%
Russell 2500® Index[3]					-10.00%	5.15%	N/A	8.01%
LKCM Balanced Fund	12/30/97	$21.07	0.80%	1.02%	-2.15%	5.32%	9.62%	6.21%
S&P 500® Index[1]					-4.38%	8.49%	13.12%	6.61%
Bloomberg Barclays U.S. Intermediate
Government/Credit Bond Index[4]					0.88%	1.86%	2.90%	4.36%
LKCM Fixed Income Fund	12/30/97	$10.47	0.50%	0.80%	0.26%	1.53%	3.35%	4.14%
Bloomberg Barclays U.S. Intermediate
Government/Credit Bond Index[4]					0.88%	1.86%	2.90%	4.36%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. The Funds impose a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Funds’ investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of each Fund to maintain the expense ratios designated in the Funds’ prospectus through May 1, 2019. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for each Fund during the year ended December 31, 2018.

**	Expense ratios above are as reported in the Funds’ current prospectus dated May 1, 2018. Expense ratios reported for other periods in the financial highlights of this report may differ.
(1)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

(2)	The Russell 2000® Index is an unmanaged index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.
(3)	The Russell 2500® Index is an unmanaged index which measures the performance of the 2,500 smallest companies in the Russell 3000® Index.
(4)

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

2018 Review

The S&P 500® Index declined 4.38% for the year ended December 31, 2018, marking its first calendar year decline since 2008. The string of nine consecutive years of positive returns tied the 1991–1999 period as the longest streak of positive returns for the S&P 500® Index since 1936. During 2018, the S&P 500® Index experienced two market corrections, which are generally defined as a decline of greater than 10%. The first market correction occurred during the first quarter of 2018. The S&P 500® Index rose sharply in January as investor optimism for stronger corporate profit growth, aided by newly lowered corporate tax rates, helped boost stock prices. However, this enthusiasm appeared undermined in early February 2018 over concern that accelerating wages could cause the Federal Reserve to hasten the pace of monetary tightening and increase the probability of a recession, which resulted in the S&P 500® Index recording its first market correction in almost two years.

The S&P 500® Index then rallied in the second quarter of 2018 as weaker first quarter consumption data reversed with retail sales growing 6% year-over-year and the unemployment rate falling to 3.8%, its lowest reading since 1969. During the third quarter of 2018, the S&P 500® Index continued to rally and posted a 7.7% gain, which included the peak for the S&P 500® Index for the year on September 20, 2018. The S&P 500® Index declined 18.9% from this peak through the low on Christmas Eve, with approximately 57% of the constituents of the S&P 500® Index down more than 20% from their 52-week highs. Both developed and emerging international equity markets indices reported even weaker returns than domestic equity indices for 2018, especially in U.S. dollar terms as the U.S. dollar strengthened against most currencies in 2018.

The decline in the equity markets during the last quarter of 2018 was similar to the drawdown in early 2016 when concerns about a weakening Chinese economy roiled global markets. At the time, the domestic economy appeared to be teetering on the brink of a recession, which prompted the Federal Reserve to postpone interest rate hikes. In contrast, the Federal Reserve increased its target Federal Funds interest rate a fourth time in 2018 just as concerns of slowing economic growth—both domestically and abroad—began to intensify. As a result, the S&P 500® Index declined 9.0% during December 2018, its worst December performance since 1931.

2019 Outlook

Our baseline expectation for 2019 is for lower economic growth compared to 2018, which we believe will be driven by anticipated slowing global growth, tighter monetary policy, and a weakening manufacturing outlook. However, we believe the odds of a recession in 2019 remain low based on our belief that the underpinnings of the economy, such as employment, credit availability, capital expenditures, and consumer spending, all appear to remain supportive of economic expansion. In sum, we anticipate good, but not great, economic growth during the year. Capital markets are typically forward looking and often amplify anticipated changes in economic activity through corporate earnings estimates and price/earnings multiples. As a result, we believe the downshift in market expectations for real economic growth from 3.0% year-over-year to a more modest rate of around 2.0–2.5% for 2019 is part of what caused a decline in capital markets during the fourth quarter of 2018. Moreover, we believe that asset allocation shifts, many computer driven, occurred as fixed income instruments with higher yields provided an attractive alternative to volatile stocks during that time.

During 2018, exceptionally strong corporate earnings growth, which was fueled in part by lower corporate tax rates, was offset by significant price/earnings multiple compression. The compression in the S&P 500® Index price/earnings multiple throughout 2018 appears to track the level of price/earnings multiple compression during the period of 2004–2006, the last prolonged period of Federal Reserve monetary tightening. Accordingly, we believe market participants priced in a full Federal Reserve tightening cycle in 2018. Despite slowing international and domestic economic growth, we remain constructive on domestic equity markets for 2019. We believe it is rare for the domestic equity markets to decline in two or three consecutive years, as this has occurred only twice since World War II: 1973–1974 and 2000–2002. We believe the capital markets are likely to continue to display characteristics of a late cycle economy. However, we believe the fundamental underpinnings of the economy continue to point to the current expansion becoming the longest in modern history.

LKCM Equity Fund

The LKCM Equity Fund outperformed the S&P 500® Index, the Fund’s benchmark, for the year ended December 31, 2018, declining 3.28% as compared to the 4.38% decline for the benchmark. For 2018, stock selection for the Fund was strong and contributed to outperformance relative to the benchmark, while sector allocation decisions detracted from the Fund’s relative performance. Stock selection in the Healthcare, Industrials, Information Technology, Consumer Staples, Energy and Financials sectors all contributed to the Fund’s relative performance, which was partially offset by stock selection in the Consumer Discretionary sector. The Fund’s overweight positions in the Industrials and Materials sectors detracted from the Fund’s relative performance, which was partially offset by an underweight position in the Communications sector. We believe the Fund is well positioned with a portfolio of companies that we believe are high quality, have solid balance sheets, are reasonably valued, and otherwise meet our stringent investment criteria.

LKCM Fixed Income Fund

The LKCM Fixed Income Fund advanced 0.26% for the year ended December 31, 2018 compared to its benchmark, the Bloomberg Barclays Intermediate Government/Credit Bond Index, which advanced 0.88% for the year ended December 31, 2018. During the year, yields rose across the curve and the yield curve flattened substantially as the Federal Reserve continued to tighten monetary policy by increasing the Federal Funds rate and continuing to reduce its balance sheet. In this environment, where shorter-duration securities outperformed their longer-duration counterparts, the Fund’s duration of 3.1 years was additive to performance relative to the duration of 3.9 years for the benchmark. However, in a year characterized by markedly increased volatility, U.S. government and agency issues outperformed their lower quality counterparts in the corporate bond sector as the flight-to-quality trade gained momentum especially as the year came to a close. As a result, the Fund’s overweight position in corporate bonds relative to the benchmark, specifically corporate bonds in the BBB-rated space, was the primary detractor from the Fund’s relative performance as credit spreads widened substantially. The Fund remains largely focused on short-to-intermediate investment grade corporate bonds with strong underlying credit fundamentals in an effort to mitigate interest rate risk and credit risk in this modest growth environment.

LKCM Small Cap Equity Fund

The LKCM Small Cap Equity Fund outperformed the Russell 2000® Index, the Fund’s benchmark, for the year ended December 31, 2018, declining 5.70% as compared to the 11.01% decline for the benchmark. For 2018, stock selection in the Information Technology, Consumer Discretionary and Healthcare sectors all contributed to the Fund’s relative performance, which was partially offset by stock selection in the Industrials, Materials and Financials sectors. The Fund’s overweight position in the Information Technology sector also contributed to the Fund’s relative performance, which was offset by an overweight position in the Industrials sector and an underweight position in the Healthcare sector. The Fund also benefited during the year from five portfolio companies being acquired and five portfolio companies graduating out of our small cap investment strategy due to market appreciation. Despite the market pullback in the fourth quarter of 2018, we believe the Fund continues to be positioned for growth (overweighting the Information Technology and Industrials sectors) and higher interest rates (underweighting the Real Estate and Utilities sectors). We continue to remain confident in our strategy of investing in companies that we believe are high quality and competitively advantaged and otherwise meet our stringent investment criteria.

LKCM Balanced Fund

The LKCM Balanced Fund declined 2.15% for the year ended December 31, 2018 versus the 4.38% decline for the S&P 500® Index and the 0.88% return for the Bloomberg Barclays Intermediate Government/Credit Bond Index, the Fund’s benchmark indices. For 2018, the Fund’s equity portfolio outperformed the S&P 500® Index, and the Fund’s fixed income portfolio outperformed the Bloomberg Barclays Intermediate Government/Credit Bond Index. The Fund benefited from strong stock selection in the Industrials, Healthcare and Consumer Staples sectors relative to the S&P 500® Index, which was partially offset by stock selection in the Financials and Consumer Discretionary sectors. The Fund’s fixed income portfolio remained focused on high quality intermediate corporate bonds, which we believe was especially beneficial for the Fund during the market decline in the fourth quarter of 2018. At December 31, 2018, the Fund’s holdings consisted of approximately 65.8% equity securities, 33.6% fixed income securities, and 0.6% cash and cash equivalents, which we believe has the Fund well-positioned for 2019.

LKCM Small-Mid Cap Equity Fund

The LKCM Small-Mid Cap Equity Fund outperformed the Russell 2500® Index, the Fund’s benchmark, for the year ended December 31, 2018, declining 8.89% as compared to the 10.00% decline for the benchmark. For 2018, stock selection in the Information Technology, Healthcare and Communication Services sectors all contributed to the Fund’s relative performance, which was partially offset by stock selection in the Materials, Financials and Industrials sectors. The Fund’s overweight position in the Information Technology sector also contributed to the Fund’s relative performance, which was offset by overweight positions in the Industrials and Energy sectors and an underweight position in the Real Estate sector. Despite the market pullback in the fourth quarter of 2018, the Fund continues to be tilted towards growth companies (overweighting the Healthcare sector), positioned for economic growth (overweighting the Information Technology and Industrials sectors) and higher interest rates (underweighting the Real Estate and Utilities sectors). We continue to remain confident in our strategy of investing in companies that we believe are high quality and competitively advantaged and otherwise meet our stringent investment criteria.

J. Luther King, Jr., CFA, CIC

February 1, 2019

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on pages 14-26 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. Investments in debt securities typically decrease in value when interest rates rise. This risk is greater for longer-term debt securities. Investments in mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. These risks are discussed in the Funds’ summary and statutory prospectuses.

Earnings growth is not a measure of future performance.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

Price/earnings ratio is the market price of a company share divided by the earnings per share of the company.

Investors should consider the investment objective, risks and charges and expenses of a Fund carefully before investing. Each Fund’s summary prospectus and the prospectus contain this and other information about the Fund. Investors can obtain a summary prospectus or the prospectus by calling 1-800-688-LKCM. The summary prospectus and the prospectus should be read carefully before investing in a Fund.

Quasar Distributors, LLC, distributor.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Small Cap Equity Fund as of December 31, 2018 compared to the Fund’s representative benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Small-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2018)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Small Cap Equity Fund	-5.70%	1.98%	11.61%	9.75%
Russell 2000® Index	-11.01%	4.41%	11.97%	8.67%
Lipper Small-Cap Core Funds Index	-11.19%	4.33%	12.24%	9.43%
(1)	Annualized.
(2)	July 14, 1994

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL CAP EQUITY FUND

(for the ten years ended December 31, 2018)

The Russell 2000® Index is an unmanaged index consisting of the 2,000 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an unmanaged index generally considered representative of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Small-Mid Cap Equity Fund as of December 31, 2018 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Small-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2018)

	Past 1 Year	Past 5 Years(1)	Since Inception(1)(2)
LKCM Small-Mid Cap Equity Fund	-8.89%	1.52%	4.47%
Russell 2500® Index	-10.00%	5.15%	8.01%
Lipper Small-Cap Core Funds Index	-11.19%	4.33%	7.17%
(1)	Annualized.
(2)	May 2, 2011

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM SMALL-MID CAP EQUITY FUND

(for the period from May 2, 2011 to December 31, 2018)

The Russell 2500® Index is an unmanaged index consisting of the 2,500 smallest companies in the Russell 3000® Index.

The Lipper Small-Cap Core Funds Index is an unmanaged index generally considered representative of small cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Equity Fund as of December 31, 2018 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Large-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2018)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Equity Fund	-3.28%	6.17%	12.17%	8.10%
S&P 500® Index	-4.38%	8.49%	13.12%	8.29%
Lipper Large-Cap Core Funds Index	-5.13%	7.33%	12.09%	7.32%
(1)	Annualized.
(2)	January 3, 1996

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM EQUITY FUND

(for the ten years ended December 31, 2018)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an unmanaged index generally considered representative of large cap core mutual funds tracked by Lipper, Inc.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Balanced Fund as of December 31, 2018 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Mixed-Asset Target Allocation Growth Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2018)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Balanced Fund	-2.15%	5.32%	9.62%	6.21%
S&P 500® Index	-4.38%	8.49%	13.12%	6.61%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	0.88%	1.86%	2.90%	4.36%
Lipper Mixed-Asset Target Allocation Growth Funds Index	-6.11%	4.63%	9.26%	5.81%
(1)	Annualized.
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM BALANCED FUND

(for the ten years ended December 31, 2018)

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria; fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Mixed-Asset Target Allocation Growth Funds Index is an unmanaged index generally considered representative of mutual funds tracked by Lipper, Inc. that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash and cash equivalents.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Fixed Income Fund as of December 31, 2018 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-688-LKCM. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Short Intermediate Investment-Grade Debt Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2018)

	Past 1 Year	Past 5 Years(1)	Past 10 Years(1)	Since Inception(1)(2)
LKCM Fixed Income Fund	0.26%	1.53%	3.35%	4.14%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	0.88%	1.86%	2.90%	4.36%
Lipper Short Intermediate Investment-Grade Debt Funds Index	0.74%	1.62%	3.40%	3.85%
(1)	Annualized.
(2)	December 30, 1997

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM FIXED INCOME FUND

(for the ten years ended December 31, 2018)

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria: fixed as opposed to variable rate; remaining maturity of one to ten years; minimum outstanding par value of $250 million; rated investment grade or higher by Moody’s Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued.

The Lipper Short Intermediate Investment-Grade Debt Funds Index is an unmanaged index generally considered representative of short intermediate investment grade mutual funds tracked by Lipper, Inc.

LKCM Funds Expense Example — December 31, 2018

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/18-12/31/18).

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Funds charge no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the LKCM Small Cap Equity, Small-Mid Cap Equity, Equity, Balanced and Fixed Income Funds within 30 days of purchase, unless otherwise determined by the Funds in their discretion. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Small Cap Equity Fund
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18–12/31/18
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$853.60	$4.67
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Small-Mid Cap Equity Fund
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18–12/31/18
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$859.90	$4.69
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Equity Fund
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18–12/31/18
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$919.50	$3.87
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Balanced Fund
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18–12/31/18
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$962.20	$3.96
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,021.17	$4.08

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

	LKCM Fixed Income Fund
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18–12/31/18
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$1,010.90	$2.53
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,022.68	$2.55

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Funds — December 31, 2018

Percentages represent market value as a percentage of total investments.

LKCM Small Cap Equity Fund

LKCM Equity Fund

LKCM Fixed Income Fund

LKCM Small-Mid Cap Equity Fund

LKCM Balanced Fund

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS - 99.8%	Shares	Value
Aerospace & Defense - 1.8%
Mercury Systems, Inc. (a)	60,020	$2,838,346

Banks - 9.9%
BancorpSouth Bank	84,154	2,199,786
Cadence BanCorporation	111,625	1,873,067
CBTX, Inc.	45,440	1,335,936
Glacier Bancorp, Inc.	47,645	1,887,695
Green Bancorp, Inc.	89,060	1,526,488
LegacyTexas Financial Group, Inc.	50,575	1,622,952
Pinnacle Financial Partners, Inc.	37,230	1,716,303
Seacoast Banking Corp of Florida (a)	83,040	2,160,701
Texas Capital Bancshares, Inc. (a)	30,950	1,581,235

		15,904,163

Biotechnology - 4.7%
Charles River Laboratories International, Inc. (a)	27,555	3,118,675
Ligand Pharmaceuticals Incorporated (a)	14,280	1,937,796
Neogen Corporation (a)	43,080	2,455,560

		7,512,031

Building Products - 4.4%
American Woodmark Corporation (a)	14,070	783,418
Builders FirstSource, Inc. (a)	134,795	1,470,613
CSW Industrials, Inc. (a)	43,690	2,112,412
PGT, Inc. (a)	111,121	1,761,268
Trex Company, Inc. (a)	16,315	968,458

		7,096,169

Capital Markets - 0.5%
BGC Partners Inc. - Class A	155,710	805,021

Chemicals - 0.9%
Ferro Corporation (a)	87,485	1,371,765

Commercial Services & Supplies - 1.7%
Healthcare Services Group, Inc.	66,735	2,681,412

Construction & Engineering - 1.4%
EMCOR Group, Inc.	22,130	1,320,940
NV5 Global, Inc. (a)	16,020	970,011

		2,290,951

Consumer Finance - 1.6%
FirstCash, Inc.	34,450	2,492,457

Electronic Equipment & Instruments - 2.3%
Littelfuse, Inc.	8,510	1,459,295
Mesa Laboratories, Inc.	10,690	2,227,689

		3,686,984

Energy Equipment & Services - 0.7%
Mammoth Energy Services, Inc.	63,855	1,148,113

Food Products - 2.4%
Freshpet, Inc. (a)	29,345	943,735
Hostess Brands, Inc. (a)	173,690	1,900,169
J&J Snack Foods Corp.	7,370	1,065,628

		3,909,532

COMMON STOCKS	Shares	Value
Health Care Equipment & Supplies - 4.7%
Cantel Medical Corp.	32,335	$2,407,341
LeMaitre Vascular, Inc.	10,835	256,139
STAAR Surgical Co. (a)	121,390	3,873,555
ViewRay Inc. (a)	174,680	1,060,308

		7,597,343

Health Care Providers & Services - 5.6%
HealthEquity, Inc. (a)	46,865	2,795,497
Omnicell, Inc. (a)	41,815	2,560,751
R1 RCM Inc. (a)	192,640	1,531,488
U.S. Physical Therapy, Inc.	20,645	2,113,016

		9,000,752

Health Care Technology - 0.5%
Teladoc Health, Inc. (a)	17,650	874,911

Hotels, Restaurants & Leisure - 3.0%
Planet Fitness, Inc. - Class A (a)	50,950	2,731,939
Wingstop Inc.	31,990	2,053,438

		4,785,377

Household Durables - 0.3%
Century Communities, Inc. (a)	25,000	431,500

Insurance - 1.0%
Kinsale Capital Group, Inc.	15,310	850,624
Trupanion, Inc. (a)	26,535	675,581

		1,526,205

Internet & Catalog Retail - 1.8%
Nutrisystem, Inc.	67,035	2,941,496

Internet Software & Services - 1.0%
Euronet Worldwide, Inc. (a)	16,405	1,679,544

IT Consulting & Services - 4.2%
Cass Information Systems, Inc.	28,830	1,525,684
Everi Holdings, Inc. (a)	116,280	598,842
FireEye, Inc. (a)	114,145	1,850,290
LiveRamp Holdings, Inc. (a)	71,521	2,762,856

		6,737,672

Leisure Equipment & Products - 0.6%
Pool Corporation	6,150	914,197

Machinery - 5.6%
Actuant Corporation - Class A	37,240	781,668
Barnes Group Inc.	26,185	1,404,040
John Bean Technologies Corporation	11,630	835,150
Kennametal Inc.	73,195	2,435,930
Lindsay Corporation	7,560	727,650
Rexnord Corporation (a)	64,070	1,470,406
Watts Water Technologies, Inc. - Class A	20,465	1,320,606

		8,975,450

Marine - 1.6%
Kirby Corporation (a)	39,180	2,639,165

The accompanying notes are an integral part of these financial statements.

LKCM SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2018

COMMON STOCKS	Shares	Value
Media & Entertainment - 1.8%
comScore, Inc. (a)	41,440	$597,979
Nexstar Media Group, Inc. - Class A	28,400	2,233,376

		2,831,355

Metals & Mining - 0.9%
Carpenter Technology Corporation	40,390	1,438,288

Multiline Retail - 1.8%
Ollie’s Bargain Outlet Holdings, Inc. (a)	43,390	2,885,869

Oil & Gas & Consumable Fuels - 1.5%
Magnolia Oil & Gas Corp. (a)	122,870	1,377,373
Oasis Petroleum Inc. (a)	126,230	698,052
SRC Energy, Inc. (a)	75,000	352,500

		2,427,925

Pharmaceuticals - 0.5%
Cambrex Corp. (a)	22,659	855,604

Real Estate Development - 0.4%
Newmark Group, Inc.	72,233	579,309

Real Estate Investment Trusts - 3.9%
First Industrial Realty Trust, Inc.	64,015	1,847,473
Life Storage, Inc.	19,075	1,773,784
Tanger Factory Outlet Centers, Inc.	62,585	1,265,469
Tier REIT, Inc.	64,175	1,323,930

		6,210,656

Retailing - 0.9%
Stamps.com Inc. (a)	8,775	1,365,741

Road & Rail - 1.3%
Genesee & Wyoming Inc. - Class A (a)	27,525	2,037,400

Software - 4.4%
ACI Worldwide, Inc. (a)	86,610	2,396,499
Fair Isaac Corporation (a)	7,570	1,415,590
OneSpan Inc. (a)	96,470	1,249,286
RealPage, Inc. (a)	40,500	1,951,695

		7,013,070

Software & Services - 11.8%
Alarm.com Holdings, Inc. (a)	57,770	2,996,530
Box, Inc. - Class A (a)	46,405	783,316
Carbonite, Inc. (a)	66,700	1,684,842
Cornerstone OnDemand, Inc. (a)	48,025	2,421,901
Coupa Software, Inc. (a)	67,190	4,223,563
Envestnet, Inc. (a)	35,166	1,729,816
LogMeIn, Inc.	13,030	1,062,857
The Trade Desk, Inc. - Class A (a)	23,865	2,769,772
Twilio Inc. - Class A (a)	14,695	1,312,263

		18,984,860

Textiles, Apparel & Luxury Goods - 3.2%
Columbia Sportswear Company	21,251	1,786,996
Steven Madden Ltd.	52,035	1,574,579
Oxford Industries, Inc.	25,615	1,819,690

		5,181,265

COMMON STOCKS	Shares	Value
Thrifts & Mortgage Finance - 2.0%
Banc of California, Inc.	90,515	$1,204,755
Home BancShares Inc.	118,721	1,939,901

		3,144,656

Trading Companies & Distributors - 3.2%
DXP Enterprises, Inc. (a)	42,070	1,171,229
MSC Industrial Direct Co., Inc. - Class A	13,285	1,021,882
Systemax, Inc.	29,610	707,383
Textainer Group Holdings Ltd. (a)(b)	51,370	511,645
Triton International Limited of Bermuda (b)	56,315	1,749,707

		5,161,846

TOTAL COMMON STOCKS (Cost $131,591,748)		159,958,400

Total Investments - 99.8% (Cost $131,591,748)		159,958,400
Other Assets in Excess of Liabilities - 0.2%		363,723

TOTAL NET ASSETS - 100.0%		$160,322,123

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS - 96.5%	Shares	Value
Aerospace & Defense - 6.3%
HEICO Corporation	4,253	$329,522
Hexcel Corporation	1,750	100,345
Mercury Systems, Inc. (a)	7,020	331,976

		761,843

Banks - 4.1%
LegacyTexas Financial Group, Inc.	7,940	254,795
Pinnacle Financial Partners, Inc.	3,070	141,527
SVB Financial Group (a)	560	106,355

		502,677

Biotechnology - 5.8%
Charles River Laboratories International, Inc. (a)	2,195	248,430
Exact Sciences Corp. (a)	3,460	218,326
Ligand Pharmaceuticals Incorporated (a)	1,200	162,840
Neogen Corporation (a)	1,340	76,380

		705,976

Building Products - 0.3%
Builders FirstSource, Inc. (a)	3,000	32,730

Capital Markets - 1.1%
SEI Investments Company	2,890	133,518

Chemicals - 1.3%
CF Industries Holdings, Inc.	3,765	163,815

Commercial Services & Supplies - 2.5%
Healthcare Services Group, Inc.	7,529	302,515

Consumer Finance - 2.6%
FirstCash, Inc.	4,360	315,446

Diversified Financials - 1.9%
MSCI Inc.	1,545	227,779

Electronic Equipment & Instruments - 4.7%
FLIR Systems, Inc.	6,020	262,111
Trimble Inc. (a)	9,305	306,227

		568,338

Health Care Equipment & Supplies - 7.5%
Cantel Medical Corp.	2,875	214,043
PerkinElmer, Inc.	2,965	232,901
PRA Health Sciences, Inc. (a)	2,505	230,360
STAAR Surgical Co. (a)	7,180	229,114

		906,418

Health Care Providers & Services - 4.2%
HealthEquity, Inc. (a)	4,520	269,618
Omnicell, Inc. (a)	4,010	245,572

		515,190

Internet Software & Services - 1.4%
Euronet Worldwide, Inc. (a)	1,655	169,439

IT Consulting & Services - 2.2%
LiveRamp Holdings, Inc. (a)	6,820	263,457

COMMON STOCKS	Shares	Value
Leisure Equipment & Products - 2.4%
Pool Corporation	1,965	$292,097

Machinery - 3.1%
Kennametal Inc.	3,810	126,797
Rexnord Corporation (a)	10,765	247,057

		373,854

Marine - 1.6%
Kirby Corporation (a)	2,970	200,059

Media & Entertainment - 2.4%
Nexstar Media Group, Inc. - Class A	3,650	287,036

Metals & Mining - 1.2%
Reliance Steel & Aluminum Co.	2,065	146,966

Multiline Retail - 2.5%
Ollie’s Bargain Outlet Holdings, Inc. (a)	4,550	302,621

Oil & Gas & Consumable Fuels - 2.1%
WPX Energy Inc. (a)	22,505	255,432

Real Estate Investment Trusts - 6.2%
American Campus Communities, Inc.	6,020	249,168
First Industrial Realty Trust, Inc.	6,950	200,577
Life Storage, Inc.	1,965	182,725
Tanger Factory Outlet Centers, Inc.	6,330	127,993

		760,463

Road & Rail - 1.4%
Genesee & Wyoming Inc. - Class A (a)	2,315	171,356

Software - 9.5%
Fair Isaac Corporation (a)	890	166,430
Fortinet Inc. (a)	5,210	366,941
Guidewire Software Inc. (a)	1,940	155,646
Proofpoint, Inc. (a)	3,090	258,973
RealPage, Inc. (a)	4,300	207,217

		1,155,207

Software & Services - 9.2%
Akamai Technologies, Inc. (a)	3,765	229,966
Coupa Software, Inc. (a)	3,750	235,725
Envestnet, Inc. (a)	4,065	199,957
Twilio Inc. - Class A (a)	5,125	457,663

		1,123,311

Specialty Retail - 1.4%
Tiffany & Co.	2,170	174,707

Textiles, Apparel & Luxury Goods - 2.6%
Columbia Sportswear Company	1,925	161,873
Michael Kors Holdings Ltd. (a)(b)	4,025	152,628

		314,501

Thrifts & Mortgage Finance - 1.3%
Home BancShares Inc.	9,915	162,011

The accompanying notes are an integral part of these financial statements.

LKCM SMALL-MID CAP EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2018

COMMON STOCKS	Shares	Value
Trading Companies & Distributors - 3.7%
Triton International Limited of Bermuda (b)	4,460	$138,572
Watsco, Inc.	2,230	310,282

		448,854

TOTAL COMMON STOCKS (Cost $9,827,747)		11,737,616

SHORT-TERM INVESTMENT - 3.8%
Money Market Fund - 3.8%
Invesco Short-Term Investments Trust-Government & Agency Portfolio - Institutional Shares, 2.30% (c)	463,416	463,416

TOTAL SHORT-TERM INVESTMENT (Cost $463,416)		463,416

Total Investments - 100.3% (Cost $10,291,163)		12,201,032
Liabilities in Excess of Other Assets - (0.3)%		(38,817)

TOTAL NET ASSETS - 100.0%		$12,162,215

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.
(c)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS - 97.3%	Shares	Value
Aerospace & Defense - 2.6%
Honeywell International Inc.	60,000	$7,927,200

Banks - 8.5%
Bank of America Corporation	385,000	9,486,400
Comerica Incorporated	126,000	8,654,940
Cullen/Frost Bankers, Inc.	65,000	5,716,100
Glacier Bancorp, Inc.	60,000	2,377,200

		26,234,640

Beverages - 3.0%
The Coca-Cola Company	80,000	3,788,000
PepsiCo, Inc.	49,000	5,413,520

		9,201,520

Biotechnology - 2.5%
Amgen Inc.	40,000	7,786,800

Chemicals - 5.2%
DowDuPont Inc.	100,000	5,348,000
Ecolab Inc.	30,000	4,420,500
FMC Corporation	85,000	6,286,600

		16,055,100

Commercial Services & Supplies - 3.4%
Cintas Corporation	20,000	3,359,800
Waste Connections, Inc. (b)	97,500	7,239,375

		10,599,175

Computers & Peripherals - 2.1%
Apple Inc.	40,000	6,309,600

Diversified Financials - 3.2%
JPMorgan Chase & Co.	102,000	9,957,240

Electrical Equipment & Instruments - 7.7%
Emerson Electric Co.	170,000	10,157,500
Franklin Electric Co., Inc.	85,000	3,644,800
Rockwell Automation, Inc.	25,000	3,762,000
Roper Technologies, Inc.	23,000	6,129,960

		23,694,260

Electronic Equipment & Instruments - 2.4%
National Instruments Corporation	55,000	2,495,900
Trimble Inc. (a)	150,000	4,936,500

		7,432,400

Health Care Equipment & Supplies - 7.2%
Danaher Corporation	75,000	7,734,000
PerkinElmer, Inc.	100,000	7,855,000
Thermo Fisher Scientific Inc.	30,000	6,713,700

		22,302,700

Household Durables - 0.3%
Roku, Inc. (a)	30,000	919,200

Household Products - 1.9%
Kimberly-Clark Corporation	50,000	5,697,000

Internet & Catalog Retail - 2.4%
Amazon.com, Inc. (a)	5,000	7,509,850

COMMON STOCKS	Shares	Value
IT Consulting & Services - 2.1%
PayPal Holdings, Inc. (a)	75,000	$6,306,750

Machinery - 4.8%
Generac Holdings, Inc. (a)	115,000	5,715,500
The Toro Company	74,000	4,135,120
Valmont Industries, Inc.	45,000	4,992,750

		14,843,370

Marine - 1.1%
Kirby Corporation (a)	50,000	3,368,000

Media & Entertainment - 3.5%
Alphabet, Inc. - Class A (a)	7,000	7,314,720
Facebook, Inc. - Class A (a)	27,000	3,539,430

		10,854,150

Oil & Gas & Consumable Fuels - 6.9%
Cabot Oil & Gas Corporation	190,000	4,246,500
ConocoPhillips	62,000	3,865,700
EOG Resources, Inc.	65,000	5,668,650
Occidental Petroleum Corporation	124,000	7,611,120

		21,391,970

Personal Products - 1.3%
The Estee Lauder Companies Inc. - Class A	30,000	3,903,000

Pharmaceuticals - 6.7%
Johnson & Johnson	38,000	4,903,900
Merck & Co., Inc.	80,000	6,112,800
Pfizer Inc.	115,000	5,019,750
Zoetis Inc.	53,500	4,576,390

		20,612,840

Road & Rail - 2.3%
Kansas City Southern	40,000	3,818,000
Union Pacific Corporation	24,000	3,317,520

		7,135,520

Software - 6.0%
Adobe Inc. (a)	30,000	6,787,200
Microsoft Corporation	100,000	10,157,000
RealPage, Inc. (a)	35,000	1,686,650

		18,630,850

Software & Services - 4.9%
Akamai Technologies, Inc. (a)	90,000	5,497,200
Alarm.com Holdings, Inc. (a)	67,000	3,475,290
Envestnet, Inc. (a)	65,000	3,197,350
LogMeIn, Inc.	35,000	2,854,950

		15,024,790

Specialty Retail - 3.0%
The Home Depot, Inc.	40,000	6,872,800
Tiffany & Co.	30,000	2,415,300

		9,288,100

The accompanying notes are an integral part of these financial statements.

LKCM EQUITY FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2018

COMMON STOCKS	Shares	Value
Textiles, Apparel & Luxury Goods - 2.3%
VF Corporation	100,000	$7,134,000

TOTAL COMMON STOCKS (Cost $190,671,748)		300,120,025

U.S. GOVERNMENT ISSUE - 3.2%	Principal Amount
U.S. Treasury Note - 3.2%
1.500%, 05/31/2019	$10,000,000	9,959,766

TOTAL U.S. GOVERNMENT ISSUE (Cost $9,966,486)		9,959,766

Total Investments - 100.5% (Cost $200,638,234)		310,079,791
Liabilities in Excess of Other Assets - (0.5)%		(1,413,226)

TOTAL NET ASSETS - 100.0%		$308,666,565

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS - 61.9%	Shares	Value
Aerospace & Defense - 0.8%
Honeywell International Inc.	5,100	$673,812

Banks - 4.4%
Bank of America Corporation	38,500	948,640
Comerica Incorporated	11,300	776,197
Cullen/Frost Bankers, Inc.	7,300	641,962
SunTrust Banks, Inc.	14,600	736,424
Zions Bancorporation	17,500	712,950

		3,816,173

Beverages - 1.8%
The Coca-Cola Company	17,600	833,360
PepsiCo, Inc.	6,700	740,216

		1,573,576

Biotechnology - 0.9%
Charles River Laboratories International, Inc. (a)	6,800	769,624

Chemicals - 5.3%
Air Products and Chemicals, Inc.	5,100	816,255
DowDuPont Inc.	16,076	859,745
Ecolab Inc.	4,800	707,280
FMC Corporation	12,200	902,312
GCP Applied Technologies Inc. (a)	16,000	392,800
Linde Plc (b)	5,500	858,220

		4,536,612

Commercial Services & Supplies - 1.4%
Cintas Corporation	4,000	671,960
Waste Management, Inc.	5,900	525,041

		1,197,001

Computers & Peripherals - 1.3%
Apple Inc.	7,150	1,127,841

Construction Materials - 0.8%
Martin Marietta Materials, Inc.	4,100	704,667

Containers & Packaging - 0.5%
Ball Corporation	8,800	404,624

Diversified Financials - 2.0%
JPMorgan Chase & Co.	9,000	878,580
Moody’s Corporation	6,000	840,240

		1,718,820

Diversified Telecommunication Services - 1.7%
AT&T Inc.	26,739	763,131
Verizon Communications Inc.	12,141	682,567

		1,445,698

Electrical Equipment & Instruments - 0.8%
Rockwell Automation, Inc.	4,500	677,160

Electronic Equipment & Instruments - 2.2%
FLIR Systems, Inc.	11,200	487,648
National Instruments Corporation	15,800	717,004

COMMON STOCKS	Shares	Value
Electronic Equipment & Instruments - 2.2%, Continued
Trimble Inc. (a)	22,200	$730,602

		1,935,254

Food & Drug Retailing - 1.5%
Walgreens Boots Alliance, Inc.	7,500	512,475
Walmart, Inc.	8,100	754,515

		1,266,990

Food Products - 0.9%
Mondelez International Inc. - Class A	19,800	792,594

Health Care Equipment & Supplies - 4.5%
Becton, Dickinson & Company	3,000	675,960
Danaher Corporation	8,800	907,456
Medtronic, Inc. (b)	7,600	691,296
PerkinElmer, Inc.	10,100	793,355
Thermo Fisher Scientific, Inc.	3,700	828,023

		3,896,090

Household Products - 2.0%
Colgate-Palmolive Company	11,600	690,432
Kimberly-Clark Corporation	6,600	752,004
The Procter & Gamble Company	3,500	321,720

		1,764,156

Internet & Catalog Retail - 1.2%
Amazon.com, Inc. (a)	700	1,051,379

IT Consulting & Services - 2.0%
PayPal Holdings, Inc. (a)	11,400	958,626
Visa Inc. - Class A	5,600	738,864

		1,697,490

Machinery - 1.5%
Fortive Corporation	10,100	683,366
Stanley Black & Decker, Inc.	5,400	646,596

		1,329,962

Marine - 0.7%
Kirby Corporation (a)	9,000	606,240

Media & Entertainment - 2.2%
Alphabet, Inc. - Class C (a)	625	647,256
Alphabet, Inc. - Class A (a)	250	261,240
CBS Corporation - Class B	3,600	157,392
The Walt Disney Company	7,500	822,375

		1,888,263

Oil & Gas & Consumable Fuels - 5.0%
Anadarko Petroleum Corporation	9,500	416,480
Cabot Oil & Gas Corporation	25,900	578,865
Chevron Corporation	5,795	630,438
ConocoPhillips	11,400	710,790
EOG Resources, Inc.	7,100	619,191
Exxon Mobil Corporation	4,633	315,924
Pioneer Natural Resources Company	4,100	539,232
WPX Energy Inc. (a)	41,000	465,350

		4,276,270

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2018

COMMON STOCKS	Shares	Value
Pharmaceuticals - 5.2%
Abbott Laboratories	12,300	$889,659
AbbVie Inc.	9,000	829,710
Merck & Co., Inc.	9,800	748,818
Pfizer Inc.	17,100	746,415
Zoetis Inc.	14,400	1,231,776

		4,446,378

Real Estate Investment Trusts - 0.7%
American Tower Corporation	3,800	601,122

Road & Rail - 0.7%
Union Pacific Corp.	4,100	566,743

Software - 5.1%
Adobe Inc. (a)	3,500	791,840
Microsoft Corporation	11,000	1,117,270
Oracle Corporation	15,400	695,310
RealPage, Inc. (a)	20,900	1,007,171
salesforce.com, Inc. (a)	5,400	739,638

		4,351,229

Software & Services - 0.9%
Akamai Technologies, Inc. (a)	12,500	763,500

Specialty Retail - 1.8%
The Home Depot, Inc.	6,100	1,048,102
O’Reilly Automotive, Inc. (a)	1,400	482,062

		1,530,164

Textiles, Apparel & Luxury Goods - 2.1%
NIKE, Inc. - Class B	11,600	860,024
VF Corporation	13,200	941,688

		1,801,712

TOTAL COMMON STOCKS (Cost $39,164,023)		53,211,144

CORPORATE BONDS - 31.5%	Principal Amount
Aerospace & Defense - 0.3%
Rockwell Collins, Inc.
3.700%, 12/15/2023
Callable 09/15/2023	$250,000	249,228

Air Freight & Logistics - 1.2%
FedEx Corp.
2.700%, 04/15/2023	425,000	411,179
United Parcel Service, Inc.
2.450%, 10/01/2022	600,000	587,735

		998,914

Banks - 1.6%
Bank of America Corporation:
2.625%, 10/19/2020	400,000	395,911
2.625%, 04/19/2021	250,000	246,681
Comerica Incorporated
2.125%, 05/23/2019
Callable 04/23/2019	185,000	184,177

CORPORATE BONDS	Principal Amount	Value
Banks - 1.6%, Continued
The Bank of New York Mellon Corporation:
2.450%, 11/27/2020
Callable 10/27/2020	$350,000	$346,024
2.500%, 04/15/2021
Callable 03/15/2021	200,000	197,603

		1,370,396

Beverages - 0.5%
PepsiCo, Inc.
3.000%, 08/25/2021	415,000	416,161

Biotechnology - 0.8%
Amgen Inc.:
2.125%, 05/01/2020
Callable 04/01/2020	100,000	98,699
2.700%, 05/01/2022
Callable 03/01/2022	325,000	318,501
Celgene Corporation
3.625%, 05/15/2024
Callable 02/15/2024	250,000	244,122

		661,322

Chemicals - 0.7%
Ecolab Inc.:
2.250%, 01/12/2020	100,000	99,376
3.250%, 01/14/2023
Callable 11/14/2022	500,000	498,530

		597,906

Communications Equipment - 0.7%
Cisco Systems, Inc.
2.200%, 02/28/2021	275,000	271,441
QUALCOMM Incorporated
2.250%, 05/20/2020	350,000	345,205

		616,646

Computers & Peripherals - 1.0%
Apple Inc.
2.850%, 05/06/2021	500,000	500,780
International Business Machines Corporation
2.250%, 02/19/2021	350,000	343,054

		843,834

Consumer Finance - 1.0%
American Express Company:
3.700%, 08/03/2023
Callable 07/03/2023	300,000	301,177
3.000%, 10/30/2024
Callable 09/29/2024	300,000	287,461
American Express Credit Corporation
2.600%, 09/14/2020
Callable 08/14/2020	300,000	297,003

		885,641

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2018

CORPORATE BONDS	Principal Amount	Value
Diversified Financials - 0.7%
JPMorgan Chase & Co.:
2.400%, 06/07/2021
Callable 05/07/2021	$400,000	$391,379
3.375%, 05/01/2023	225,000	220,211

		611,590

Diversified Telecommunication Services - 1.6%
AT&T Inc.
2.450%, 06/30/2020
Callable 05/30/2020	725,000	715,825
Verizon Communications Inc.:
3.000%, 11/01/2021
Callable 09/01/2021	455,000	453,022
2.450%, 11/01/2022
Callable 08/01/2022	200,000	194,188

		1,363,035

Electrical Equipment & Instruments - 1.7%
Emerson Electric Co.:
2.625%, 02/15/2023
Callable 11/15/2022	400,000	392,047
3.150%, 06/01/2025
Callable 03/01/2025	200,000	195,588
Rockwell Automation, Inc.
2.050%, 03/01/2020
Callable 02/01/2020	288,000	284,876
Roper Technologies, Inc.
2.800%, 12/15/2021
Callable 11/15/2021	600,000	588,219

		1,460,730

Electronic Equipment & Instruments - 0.6%
Trimble Inc.
4.150%, 06/15/2023
Callable 05/15/2023	500,000	503,143

Food & Drug Retailing - 1.9%
Costco Wholesale Corporation
2.250%, 02/15/2022	400,000	391,135
Walgreens Boots Alliance, Inc.:
3.300%, 11/18/2021
Callable 09/18/2021	325,000	323,725
3.800%, 11/18/2024
Callable 08/18/2024	250,000	246,519
Walmart, Inc.
3.550%, 06/26/2025
Callable 04/26/2025	700,000	708,317

		1,669,696

Health Care Equipment & Supplies - 1.5%
Danaher Corporation
2.400%, 09/15/2020
Callable 08/15/2020	400,000	396,433
Medtronic, Inc.
2.500%, 03/15/2020	300,000	298,517

CORPORATE BONDS	Principal Amount	Value
Health Care Equipment & Supplies - 1.5%, Continued
Thermo Fisher Scientific, Inc.
3.150%, 01/15/2023
Callable 10/15/2022	$600,000	$588,551

		1,283,501

Health Care Providers & Services - 0.5%
CVS Health Corporation
2.125%, 06/01/2021
Callable 05/01/2021	400,000	386,170

Hotels, Restaurants & Leisure - 0.4%
McDonald’s Corporation:
2.750%, 12/09/2020
Callable 11/09/2020	200,000	198,705
3.625%, 05/20/2021	100,000	101,251

		299,956

Insurance - 0.8%
Berkshire Hathaway Inc.
2.200%, 03/15/2021
Callable 02/15/2021	710,000	700,912

Internet & Catalog Retail - 0.8%
Amazon.com, Inc.
3.300%, 12/05/2021
Callable 10/05/2021	695,000	703,787

Machinery - 0.6%
Illinois Tool Works Inc.
3.500%, 03/01/2024
Callable 12/01/2023	500,000	508,005

Media & Entertainment - 1.5%
Alphabet, Inc.
3.375%, 02/25/2024	600,000	609,320
The Walt Disney Company
2.300%, 02/12/2021	420,000	414,895
Time Warner Inc.
3.400%, 06/15/2022	250,000	246,835

		1,271,050

Oil & Gas & Consumable Fuels - 4.9%
Chevron Corporation
2.411%, 03/03/2022 Callable 01/03/2022	500,000	489,705
ConocoPhillips
2.400%, 12/15/2022 Callable 09/15/2022	490,000	473,655
Enterprise Products Operating LLC
2.850%, 04/15/2021 Callable 03/15/2021	500,000	495,282
EOG Resources, Inc.:
2.450%, 04/01/2020 Callable 03/01/2020	200,000	198,122
2.625%, 03/15/2023 Callable 12/15/2022	600,000	576,986

The accompanying notes are an integral part of these financial statements.

LKCM BALANCED FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2018

CORPORATE BONDS	Principal Amount	Value
Oil & Gas & Consumable Fuels - 4.9%, Continued
Exxon Mobil Corporation:
2.222%, 03/01/2021 Callable 02/01/2021	$325,000	$320,421
3.043%, 03/01/2026 Callable 12/01/2025	300,000	292,950
Kinder Morgan Energy Partners, L.P.
3.950%, 09/01/2022 Callable 06/01/2022	400,000	400,148
Occidental Petroleum Corporation
2.600%, 04/15/2022 Callable 03/15/2022	500,000	487,916
Schlumberger Investment SA (b)
3.650%, 12/01/2023 Callable 09/01/2023	500,000	502,702

		4,237,887

Pharmaceuticals - 1.8%
Abbott Laboratories:
3.400%, 11/30/2023 Callable 09/30/2023	245,000	244,527
3.875%, 09/15/2025 Callable 06/15/2025	255,000	258,576
AbbVie Inc.
2.500%, 05/14/2020 Callable 04/14/2020	425,000	421,106
Merck & Co., Inc.
2.350%, 02/10/2022	650,000	637,683

		1,561,892

Real Estate Investment Trusts - 0.3%
American Tower Corporation
2.800%, 06/01/2020 Callable 05/01/2020	300,000	297,797

Road & Rail - 1.4%
Burlington Northern Santa Fe, LLC
3.000%, 03/15/2023 Callable 12/15/2022	600,000	596,041
Union Pacific Corporation:
2.250%, 06/19/2020 Callable 05/19/2020	415,000	409,656
3.750%, 07/15/2025 Callable 05/15/2025	200,000	202,182

		1,207,879

Semiconductor Equipment & Products - 0.5%
Texas Instruments Incorporated
2.750%, 03/12/2021 Callable 02/12/2021	470,000	467,307

Software - 1.5%
Microsoft Corporation:
2.375%, 02/12/2022 Callable 01/12/2022	400,000	395,330
3.125%, 11/03/2025 Callable 08/03/2025	230,000	227,689

CORPORATE BONDS	Principal Amount	Value
Software - 1.5%, Continued
Oracle Corporation
2.800%, 07/08/2021	$625,000	$622,194

		1,245,213

Specialty Retail - 0.7%
O’Reilly Automotive, Inc.
4.875%, 01/14/2021 Callable 10/14/2020	300,000	308,171
The Home Depot, Inc.
2.625%, 06/01/2022 Callable 05/01/2022	290,000	287,098

		595,269

TOTAL CORPORATE BONDS (Cost $27,444,447)		27,014,867

Total Investments - 93.4% (Cost $66,608,470)		80,226,011
Other Assets in Excess of Liabilities - 6.6%		5,680,649

TOTAL NET ASSETS - 100.0%		$85,906,660

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS
December 31, 2018

CORPORATE BONDS - 69.1%	Principal Amount	Value
Aerospace & Defense - 0.7%
Rockwell Collins, Inc.
3.700%, 12/15/2023 Callable 09/15/2023	$1,750,000	$1,744,595

Air Freight & Logistics - 1.3%
FedEx Corp.
3.250%, 04/01/2026 Callable 01/01/2026	3,500,000	3,327,857

Banks - 5.0%
Bank of America Corporation:
2.625%, 10/19/2020	2,600,000	2,573,419
3.649% (3 Month LIBOR USD + 1.180%), 10/21/2022
Callable 10/21/2021 (a)	2,975,000	2,977,299
4.450%, 03/03/2026	2,000,000	1,980,193
BB&T Corporation
3.358% (3 Month LIBOR USD + 0.570%), 06/15/2020 (a)	2,000,000	2,002,793
Comerica Incorporated
2.125%, 05/23/2019 Callable 04/23/2019	1,000,000	995,553
Wells Fargo & Company
4.125%, 08/15/2023	2,000,000	2,013,911

		12,543,168

Biotechnology - 4.0%
Amgen Inc.
2.200%, 05/22/2019 Callable 04/22/2019	5,312,000	5,291,998
Celgene Corporation
3.625%, 05/15/2024 Callable 02/15/2024	4,750,000	4,638,305

		9,930,303

Capital Markets - 2.0%
Morgan Stanley:
3.337% (3 Month LIBOR USD + 0.850%), 01/24/2019 (a)	3,500,000	3,500,982
3.414% (3 Month LIBOR USD + 0.800%), 02/14/2020
Callable 02/14/2019 (a)	1,500,000	1,500,065

		5,001,047

Chemicals - 0.4%
Ecolab Inc.
2.375%, 08/10/2022
Callable 07/10/2022	1,000,000	965,582

Communications Equipment - 0.3%
Cisco Systems, Inc.
4.950%, 02/15/2019	700,000	7,01,496

Computers & Peripherals - 1.3%
Apple Inc.
2.400%, 05/03/2023	3,250,000	3,144,445

CORPORATE BONDS	Principal Amount	Value
Consumer Finance - 4.2%
American Express Company:
2.850% (3 Month LIBOR USD + 0.330%), 10/30/2020 Callable 09/29/2020 (a)	$3,500,000	$3,483,821
3.000%, 10/30/2024 Callable 09/29/2024	2,000,000	1,916,406
4.200%, 11/06/2025 Callable 10/06/2025	2,000,000	2,041,756
American Express Credit Corporation
2.375%, 05/26/2020 Callable 04/25/2020	3,000,000	2,969,146

		10,411,129

Containers & Packaging - 2.0%
Ball Corporation:
5.000%, 03/15/2022	2,000,000	2,015,000
5.250%, 07/01/2025	3,000,000	3,000,000

		5,015,000

Diversified Financials - 4.3%
JPMorgan Chase & Co.:
3.432% (3 Month LIBOR USD + 0.955%), 01/23/2020 (a)	3,082,000	3,094,122
3.390% (3 Month LIBOR USD + 0.900%), 04/25/2023 Callable 04/25/2022 (a)	2,409,000	2,374,829
3.375%, 05/01/2023	2,000,000	1,957,432
2.700%, 05/18/2023 Callable 03/18/2023	3,500,000	3,363,912

		10,790,295

Diversified Telecommunication Services - 5.1%
AT&T Inc.:
3.441% (3 Month LIBOR USD + 0.670%), 03/11/2019 (a)	1,500,000	1,500,502
3.386% (3 Month LIBOR USD + 0.950%), 07/15/2021 (a)	2,975,000	2,966,259
4.250%, 03/01/2027 Callable 12/01/2026	2,000,000	1,960,054
CenturyLink, Inc.
5.800%, 03/15/2022	2,500,000	2,418,750
Verizon Communications Inc.:
3.788% (3 Month LIBOR USD + 1.000%), 03/16/2022 (a)	2,200,000	2,203,389
2.450%, 11/01/2022 Callable 08/01/2022	1,750,000	1,699,148

		12,748,102

Electrical Equipment & Instruments - 2.9%
Emerson Electric Co.:
2.625%, 12/01/2021 Callable 11/01/2021	950,000	937,359
3.150%, 06/01/2025 Callable 03/01/2025	5,000,000	4,889,714

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2018

CORPORATE BONDS	Principal Amount	Value
Electrical Equipment & Instruments - 2.9%, Continued
Rockwell Automation, Inc.
2.875%, 03/01/2025 Callable 12/01/2024	$1,440,000	$1,382,175

		7,209,248

Electronic Equipment & Instruments - 1.8%
Trimble Inc.
4.150%, 06/15/2023
Callable 05/15/2023	4,500,000	4,528,291

Food & Drug Retailing - 1.7%
Walgreens Boots Alliance, Inc.
3.800%, 11/18/2024
Callable 08/18/2024	4,375,000	4,314,084

Health Care Equipment & Supplies - 6.7%
Danaher Corporation:
2.400%, 09/15/2020
Callable 08/15/2020	2,000,000	1,982,164
3.350%, 09/15/2025
Callable 06/15/2025	5,500,000	5,415,128
PerkinElmer, Inc.
5.000%, 11/15/2021
Callable 08/15/2021	1,094,000	1,129,419
Thermo Fisher Scientific, Inc.:
4.150%, 02/01/2024
Callable 11/01/2023	4,500,000	4,563,347
2.950%, 09/19/2026
Callable 06/19/2026	4,000,000	3,697,644

		16,787,702

Health Care Providers & Services - 2.6%
CVS Health Corporation:
3.487% (3 Month LIBOR USD + 0.720%), 03/09/2021 (a)	4,500,000	4,465,120
4.125%, 05/15/2021
Callable 02/15/2021	2,000,000	2,024,812

		6,489,932

Household Products - 0.4%
The Procter & Gamble Company
8.000%, 09/01/2024	775,000	966,042

Internet & Catalog Retail - 2.8%
Amazon.com, Inc.:
2.600%, 12/05/2019
Callable 11/05/2019	2,000,000	1,995,200
2.500%, 11/29/2022
Callable 08/29/2022	5,000,000	4,893,011

		6,888,211

Media & Entertainment - 1.6%
Alphabet, Inc.
3.375%, 02/25/2024	4,000,000	4,062,136

CORPORATE BONDS	Principal Amount	Value
Multiline Retail - 1.9%
Family Dollar Stores, Inc.
5.000%, 02/01/2021	$4,500,000	$4,601,250

Oil & Gas & Consumable Fuels - 7.0%
Chevron Corporation
2.411%, 03/03/2022
Callable 01/03/2022	1,450,000	1,420,144
ConocoPhillips
3.516% (3 Month LIBOR USD + 0.900%), 05/15/2022 (a)	700,000	707,631
Enterprise Products Operating LLC
3.750%, 02/15/2025
Callable 11/15/2024	2,000,000	1,981,594
Kinder Morgan Energy Partners, L.P.
4.250%, 09/01/2024
Callable 06/01/2024	3,000,000	2,985,743
Kinder Morgan Inc.
3.716% (3 Month LIBOR USD + 1.280%), 01/15/2023 (a)	2,000,000	1,956,425
Occidental Petroleum Corporation
2.600%, 04/15/2022
Callable 03/15/2022	3,125,000	3,049,476
Range Resources Corporation
5.000%, 08/15/2022
Callable 05/15/2022	5,850,000	5,257,688

		17,358,701

Real Estate Investment Trusts - 3.6%
American Tower Corporation:
3.400%, 02/15/2019	1,585,000	1,585,943
5.050%, 09/01/2020	1,250,000	1,280,460
3.500%, 01/31/2023	3,500,000	3,442,939
5.000%, 02/15/2024	2,500,000	2,589,001

		8,898,343

Road & Rail - 3.6%
Burlington Northern Santa Fe, LLC
3.000%, 03/15/2023
Callable 12/15/2022	3,500,000	3,476,907
Union Pacific Corporation:
2.250%, 06/19/2020
Callable 05/19/2020	4,125,000	4,071,884
3.750%, 07/15/2025
Callable 05/15/2025	1,500,000	1,516,365

		9,065,156

Software & Services - 1.0%
Sabre GLBL Inc. (b)
5.375%, 04/15/2023
Callable 01/31/2019	2,500,000	2,500,000

Specialty Retail - 0.9%
O’Reilly Automotive, Inc.
4.875%, 01/14/2021
Callable 10/14/2020	2,203,000	2,263,000

TOTAL CORPORATE BONDS (Cost $175,800,160)		172,255,115

The accompanying notes are an integral part of these financial statements.

LKCM FIXED INCOME FUND
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 2018

U.S. GOVERNMENT ISSUES - 10.6%	Principal Amount	Value
U.S. Treasury Inflation Indexed Bonds - 1.5%
0.625%, 01/15/2024	$3,793,335	$3,735,101

U.S. Treasury Notes - 9.1%
1.250%, 10/31/2019	2,000,000	1,977,578
2.000%, 07/31/2020	2,000,000	1,983,906
2.000%, 02/15/2023	2,000,000	1,961,602
2.000%, 02/15/2025	2,000,000	1,935,313
2.000%, 08/15/2025	2,000,000	1,928,711
1.625%, 02/15/2026	2,000,000	1,872,734
2.375%, 05/15/2027	4,000,000	3,917,422
2.750%, 02/15/2028	1,000,000	1,005,410
2.875%, 08/15/2028	3,000,000	3,046,992
3.125%, 11/15/2028	3,000,000	3,112,324

		22,741,992

TOTAL U.S. GOVERNMENT ISSUES (Cost $26,687,882)		26,477,093

U.S. GOVERNMENT SPONSORED ENTITIES - 18.7%
Fannie Mae - 2.3%
2.000%, 07/28/2021 (c) Callable 01/28/2019	2,000,000	1,990,940
1.750%, 10/26/2021 (c) Callable 01/26/2019	1,040,000	1,027,900
1.500%, 05/17/2024 (c) Callable 02/17/2019	2,800,000	2,765,826

		5,784,666

Federal Home Loan Bank - 5.1%
1.625%, 10/19/2020 (c) Callable 01/19/2019	2,500,000	2,472,422
1.900%, 10/19/2020 (c) Callable 01/19/2019	2,500,000	2,476,875
2.050%, 01/29/2021 (c) Callable 01/29/2019	2,500,000	2,491,393
1.625%, 08/15/2022 (c) Callable 02/15/2019	2,500,000	2,474,047
2.000%, 08/24/2022 Callable 08/24/2019	2,700,000	2,640,487

		12,555,224

Freddie Mac - 11.3%
1.500%, 08/25/2021 (c) Callable 02/25/2019	1,600,000	1,555,483
1.500%, 08/25/2021 (c) Callable 02/25/2019	1,650,000	1,619,856
1.750%, 08/25/2021 (c) Callable 02/25/2019	2,500,000	2,464,707
2.375%, 01/13/2022	2,000,000	1,992,904
2.600%, 07/26/2022 (c) Callable 07/26/2019	840,000	841,346
2.200%, 07/27/2022 Callable 01/27/2019	1,225,000	1,204,612

U.S. GOVERNMENT SPONSORED ENTITIES	Principal Amount	Value
Freddie Mac - 11.3%, Continued
1.625%, 09/29/2022 (c) Callable 03/29/2019	$2,500,000	$2,478,345
2.250%, 12/14/2022 (c) Callable 12/14/2019	2,000,000	1,996,932
2.500%, 12/27/2022 (c) Callable 03/27/2019	2,200,000	2,194,403
2.500%, 02/28/2023 (c) Callable 02/28/2019	2,000,000	1,997,786
3.100%, 05/15/2023
Callable 02/15/2019	1,500,000	1,500,585
1.500%, 06/30/2023 (c)
Callable 03/30/2019	1,500,000	1,475,243
2.000%, 10/27/2023 (c)
Callable 01/27/2019	4,500,000	4,454,258
2.000%, 05/23/2031 (c)
Callable 02/23/2019	2,500,000	2,422,055

		28,198,515

TOTAL U.S. GOVERNMENT SPONSORED ENTITIES (Cost $47,050,716)		46,538,405

SHORT-TERM INVESTMENT - 0.8%	Shares
Money Market Fund - 0.8%
Invesco Short-Term Investments Trust-Government & Agency Portfolio - Institutional Shares, 2.30% (d)	2,058,347	2,058,347

TOTAL SHORT-TERM INVESTMENT (Cost $2,058,347)		2,058,347

Total Investments - 99.2% (Cost $251,597,105)		247,328,960
Other Assets in Excess of Liabilities - 0.8%		1,957,370

TOTAL NET ASSETS - 100.0%		$249,286,330

(a)	Floating rate.
(b)

Rule 144A security. Resale to the public may require registration or may extend only to qualified institutional buyers. The fair market value of the Rule 144A securities was $2,500,000 representing 1.0% of the Fund’s total net assets.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	The rate quoted is the annualized seven-day yield of the fund at period end.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Assets:
Investments, at value*	$159,958,400	$12,201,032	$310,079,791	$80,226,011	$247,328,960
Cash	380,884	—	273,402	502,496	—
Receivable for investments sold	808,823	—	—	—	—
Receivable for Fund shares sold	26,917	—	127,832	5,100,105	736,410
Dividends and interest receivable	249,638	4,635	457,221	243,123	1,899,995
Receivable for investment advisory fees (Note B)	—	4,581	—	—	—
Other assets	29,363	6,169	32,372	11,777	21,301

Total assets	161,454,025	12,216,417	310,970,618	86,083,512	249,986,666

Liabilities:
Payable for Fund shares redeemed	715,787	24,845	1,731,507	31,644	421,393
Payable for investment advisory fees (Note B)	308,637	—	419,465	95,861	167,927
Payable for administrative fees	29,199	6,856	47,064	11,787	34,545
Payable for accounting and transfer agent fees and expenses	29,005	13,364	35,239	16,396	24,890
Payable for professional fees	26,751	6,503	41,523	13,534	30,972
Payable for trustees’ fees	6,963	571	10,675	2,603	7,563
Payable for custody fees and expenses	4,233	1,066	6,476	1,567	4,422
Accrued expenses and other liabilities	11,327	997	12,104	3,460	8,624

Total liabilities	1,131,902	54,202	2,304,053	176,852	700,336

Net assets	$160,322,123	$12,162,215	$308,666,565	$85,906,660	$249,286,330

Net assets consist of:
Paid in capital	$132,864,031	$10,256,759	$200,214,328	$72,266,324	$253,888,749
Total distributable earnings	27,458,092	1,905,456	108,452,237	13,640,336	(4,602,419)

Net assets	$160,322,123	$12,162,215	$308,666,565	$85,906,660	$249,286,330

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	11,138,973	1,536,022	13,224,240	4,077,381	23,803,458
Net asset value per share (offering and redemption price)	$14.39	$7.92	$23.34	$21.07	$10.47

* Cost of Investments	$131,591,748	$10,291,163	$200,638,234	$66,608,470	$251,597,105

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund

Investment Income:
Dividends*	$1,632,956	$114,259	$5,051,559	$887,335	$—
Interest	71,270	10,050	343,646	683,886	6,818,694

Total income	1,704,226	124,309	5,395,205	1,571,221	6,818,694

Expenses:
Investment advisory fees (Note B)	1,544,841	132,617	2,453,788	557,625	1,243,782
Accounting and transfer agent fees and expenses	190,983	82,261	233,387	100,319	158,188
Administrative fees	169,673	40,980	288,874	70,636	209,212
Professional fees	72,687	10,673	122,327	32,903	88,573
Trustees’ fees	65,386	5,722	97,020	22,846	72,278
Federal and state registration	56,052	22,185	47,443	21,324	28,521
Custody fees and expenses	24,336	6,492	37,978	9,323	26,931
Reports to shareholders	15,046	1,960	21,632	6,471	15,118
Other	83,925	7,371	140,117	34,988	99,354

Total expenses	2,222,929	310,261	3,442,566	856,435	1,941,957
Less, expense waiver and/or reimbursement (Note B)	(161,877)	(133,438)	(638,237)	(170,127)	(698,175)

Net expenses	2,061,052	176,823	2,804,329	686,308	1,243,782

Net investment income (loss)	(356,826)	(52,514)	2,590,876	884,913	5,574,912

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	29,636,948	2,320,133	19,925,830	1,650,227	(334,274)
Net change in unrealized appreciation/depreciation on investments	(38,563,909)	(3,609,716)	(32,018,598)	(4,220,426)	(4,540,199)

Net realized and unrealized loss on investments	(8,926,961)	(1,289,583)	(12,092,768)	(2,570,199)	(4,874,473)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(9,283,787)	$(1,342,097)	$(9,501,892)	$(1,685,286)	$700,439

* Net of foreign taxes withheld	$—	$—	$8,483	$—	$—

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Small Cap Equity Fund			LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment loss	$(356,826)	$(419,914)		$(52,514)	$(36,019)
Net realized gain on investments	29,636,948	41,104,589		2,320,133	2,497,041
Net change in unrealized appreciation/depreciation	(38,563,909)	(4,585,084)		(3,609,716)	1,824,006

	(9,283,787)	36,099,591		(1,342,097)	4,285,028

Net Dividends and Distributions to Shareholders	(28,133,206)	(34,045,566	)(1)	(2,221,982)	(2,141,026	)(2)

Net decrease in net assets resulting from Fund share transactions (Note C)	(3,923,364)	(83,606,173)		(3,651,822)	(3,184,769)

Total decrease in net assets	(41,340,357)	(81,552,148)		(7,215,901)	(1,040,767)

Net Assets:
Beginning of period	201,662,480	283,214,628		19,378,116	20,418,883

End of period	$160,322,123	$201,662,480		$12,162,215	$19,378,116

(1)	Includes net realized gain distributions of $34,045,566.
(2)	Includes net realized gain distributions of $2,141,026.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Equity Fund			LKCM Balanced Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017		Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$2,590,876	$2,170,544		$884,913	$702,924
Net realized gain on investments	19,925,830	13,289,318		1,650,227	2,549,252
Net change in unrealized appreciation/depreciation	(32,018,598)	46,722,416		(4,220,426)	5,751,978

	(9,501,892)	62,182,278		(1,685,286)	9,004,154

Net Dividends and Distributions to Shareholders	(22,493,233)	(15,863,607	)(1)	(2,464,389)	(3,224,811	)(2)

Net increase in net assets resulting from Fund share transactions (Note C)	60,336	7,774,360		6,626,622	14,458,317

Total increase (decrease) in net assets	(31,934,789)	54,093,031		2,476,947	20,237,660

Net Assets:
Beginning of period	340,601,354	286,508,323		83,429,713	63,192,053

End of period	$308,666,565	$340,601,354	(3)	$85,906,660	$83,429,713	(4)

(1)	Includes net investment income distributions of $2,175,595 and net realized gain distributions of $13,688,012.
(2)	Includes net investment income distributions of $700,479 and net realized gain distributions of $2,524,332.
(3)	Includes accumulated net investment income of $6,125.
(4)	Includes accumulated net investment income of $6,439.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	LKCM Fixed Income Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$5,574,912	$4,694,614
Net realized gain (loss) on investments	(334,274)	231,170
Net change in unrealized appreciation/depreciation	(4,540,199)	144,349

	700,439	5,070,133

Net Dividends and Distributions to Shareholders	(5,577,246)	(4,944,064	)(1)

Net increase in net assets resulting from Fund share transactions (Note C)	5,187,333	21,987,467

Total increase in net assets	310,526	22,113,536

Net Assets:
Beginning of period	248,975,804	226,862,268

End of period	$249,286,330	$248,975,804

(1)	Includes net investment income distributions of $4,704,142 and net realized gain distributions of $239,922.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Small Cap Equity Fund

	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value – Beginning of Period	$18.44		$18.82		$19.86		$24.05	$28.33

Net investment income (loss)	(0.03	)(1)	(0.04	)(2)	(0.03	)(2)	0.01	(0.06	)(2)
Net realized and unrealized gain (loss) on investments	(1.05)		3.27		1.88		(1.29)	(0.77)

Total from investment operations	(1.08)		3.23		1.85		(1.28)	(0.83)

Dividends from net investment income	—		—		—		(0.01)	—
Distributions from net realized gains	(2.97)		(3.61)		(2.89)		(2.90)	(3.45)

Total dividends and distributions	(2.97)		(3.61)		(2.89)		(2.91)	(3.45)

Net Asset Value – End of Period	$14.39		$18.44		$18.82		$19.86	$24.05

Total Return	-5.70%		17.04%		9.27%		-5.58%	-3.11%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$160,322		$201,139		$281,790		$568,421	$840,631
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.08%		1.10%		1.05%		0.97%	0.94%
After expense waiver and/or reimbursement	1.00%		1.00%		1.00%		0.97%	0.94%
Ratio of net investment income (loss) to average net assets:
Before expense waiver and/or reimbursement	(0.25)%		(0.28)%		(0.18)%		0.05%	(0.21)%
After expense waiver and/or reimbursement	(0.17)%		(0.18)%		(0.13)%		0.05%	(0.21)%
Portfolio turnover rate	45%		42%		50%		62%	60%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

	LKCM Small-Mid Cap Equity Fund

	Year Ended December 31, 2018		Year Ended December 31, 2017		Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net Asset Value – Beginning of Period	$10.60		$9.56		$11.15		$12.10		$12.97

Net investment loss	(0.03	)(1)	(0.01	)(2)	(0.05	)(2)	(0.06	)(1)	(0.08	)(2)
Net realized and unrealized gain (loss) on investments	(0.93)		2.32		0.19		(0.10)		(0.48)

Total from investment operations	(0.96)		2.31		0.14		(0.16)		(0.56)

Distributions from net realized gains	(1.72)		(1.27)		(1.73)		(0.79)		(0.31)

Net Asset Value – End of Period	$7.92		$10.60		$9.56		$11.15		$12.10

Total Return	-8.89%		24.13%		1.17%		-1.41%		-4.39%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$12,162		$19,378		$20,419		$331,954		$391,668
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.75%		1.76%		1.23%		1.14%		1.20%
After expense waiver and/or reimbursement	1.00%		1.00%		1.00%		1.00%		1.00%
Ratio of net investment loss to average net assets:
Before expense waiver and/or reimbursement	(1.05)%		(0.94)%		(0.68)%		(0.63)%		(0.82)%
After expense waiver and/or reimbursement	(0.30)%		(0.18)%		(0.45)%		(0.49)%		(0.62)%
Portfolio turnover rate	56%		63%		80%		70%		72%

(1)	Net investment loss per share is calculated using the ending balance of undistributed net investment loss prior to considerations of adjustments for permanent book and tax differences.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Equity Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value – Beginning of Period	$26.02	$22.42	$21.40	$22.81	$22.44

Net investment income	0.21	0.17	0.19 (1)	0.18 (1)	0.17 (2)
Net realized and unrealized gain (loss) on investments	(1.08)	4.69	2.32	(0.98)	1.28

Total from investment operations	(0.87)	4.86	2.51	(0.80)	1.45

Dividends from net investment income	(0.21)	(0.17)	(0.20)	(0.20)	(0.16)
Distributions from net realized gains	(1.60)	(1.09)	(1.29)	(0.41)	(0.92)

Total dividends and distributions	(1.81)	(1.26)	(1.49)	(0.61)	(1.08)

Net Asset Value – End of Period	$23.34	$26.02	$22.42	$21.40	$22.81

Total Return	-3.28%	21.69%	11.66%	-3.54%	6.40%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$308,667	$340,601	$286,508	$281,200	$333,692
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.98%	0.99%	0.98%	0.93%	0.92%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.56%	0.50%	0.69%	0.68%	0.59%
After expense waiver and/or reimbursement	0.74%	0.69%	0.87%	0.81%	0.71%
Portfolio turnover rate	16%	11%	16%	13%	14%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Net investment income per share is calculated using the ending balance of undistributed net investment income prior to considerations of adjustments for permanent book and tax differences.

	LKCM Balanced Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015		Year Ended December 31, 2014
Net Asset Value – Beginning of Period	$22.18	$20.46	$19.60	$20.10		$19.63

Net investment income	0.23	0.20	0.20 (1)	0.19		0.24
Net realized and unrealized gain (loss) on investments	(0.70)	2.43	1.69	(0.00	)(2)	0.94

Total from investment operations	(0.47)	2.63	1.89	0.19		1.18

Dividends from net investment income	(0.23)	(0.20)	(0.18)	(0.19)		(0.24)
Distributions from net realized gains	(0.41)	(0.71)	(0.85)	(0.50)		(0.47)

Total dividends and distributions	(0.64)	(0.91)	(1.03)	(0.69)		(0.71)

Net Asset Value – End of Period	$21.07	$22.18	$20.46	$19.60		$20.10

Total Return	-2.15%	12.88%	9.70%	0.91%		5.99%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$85,907	$83,430	$63,192	$39,153		$37,028
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.00%	1.02%	1.03%	1.02%		0.99%
After expense waiver and/or reimbursement	0.80%	0.80%	0.80%	0.80%		0.80%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	0.83%	0.73%	0.73%	0.73%		1.02%
After expense waiver and/or reimbursement	1.03%	0.95%	0.96%	0.95%		1.21%
Portfolio turnover rate	17%	15%	16%	16%		20%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(2)	Less than $(0.005).

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Fixed Income Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016		Year Ended December 31, 2015		Year Ended December 31, 2014
Net Asset Value – Beginning of Period	$10.68	$10.67	$10.50		$10.82		$10.91

Net investment income	0.24	0.21	0.23		0.25	(1)	0.22
Net realized and unrealized gain (loss) on investments	(0.21)	0.02	0.17		(0.28)		(0.03)

Total from investment operations	0.03	0.23	0.40		(0.03)		0.19

Dividends from net investment income	(0.24)	(0.21)	(0.23)		(0.26)		(0.22)
Distributions from net realized gains	—	(0.01)	(0.00	)(2)	(0.03)		(0.06)

Total dividends and distributions	(0.24)	(0.22)	(0.23)		(0.29)		(0.28)

Net Asset Value – End of Period	$10.47	$10.68	$10.67		$10.50		$10.82

Total Return	0.26%	2.15%	3.83%		-0.27%		1.72%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$249,286	$248,976	$226,862		$198,841		$222,704
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	0.78%	0.80%	0.78%		0.73%	(3)	0.70%
After expense waiver and/or reimbursement	0.50%	0.50%	0.50%		0.56%	(3)	0.65%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	1.96%	1.66%	1.86%		2.18%	(3)	1.92%
After expense waiver and/or reimbursement	2.24%	1.96%	2.14%		2.35%	(3)	1.97%
Portfolio turnover rate	23%	28%	59%		29%		46%

(1)	Net investment income per share represents net investment income divided by the average shares outstanding during the period.
(2)	Less than $(0.005).
(3)	Effective May 22, 2015, the Adviser contractually agreed to lower the expense cap for the Fund from 0.65% to 0.50% of the Fund’s average daily net assets.

The accompanying notes are an integral part of these financial statements.

LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of six diversified series as of December 31, 2018, five of which are presented herein and include the LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund and LKCM Fixed Income Fund (collectively, the “Funds”). The assets of the Funds are invested in separate, independently managed portfolios. Investment operations of the Funds began on July 14, 1994 (LKCM Small Cap Equity Fund), January 3, 1996 (LKCM Equity Fund), December 30, 1997 (LKCM Balanced Fund and LKCM Fixed Income Fund), and May 2, 2011 (LKCM Small-Mid Cap Equity Fund). The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund and LKCM Equity Fund previously had two share classes—Institutional Class shares and Adviser Class shares. The Board of Trustees of the Trust approved the (i) liquidation and termination of Adviser Class shares of the LKCM Small Cap Equity Fund, which took place on October 31, 2018, and (ii) termination of Adviser Class shares of the LKCM Equity Fund and LKCM Small-Mid Cap Equity Fund, which had not commenced operations and had no assets or shareholders, on September 24, 2018. Each Fund charges a 1% redemption fee for redemptions on Fund shares held for less than 30 days, unless otherwise determined by a Fund in its discretion.

The LKCM Small Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of smaller companies (those with market capitalizations at the time of investment between $600 million and $5 billion) which Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Small-Mid Cap Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-mid capitalization companies (those with market capitalizations at the time of investment between $1.25 billion and $12 billion) which the Adviser believes are likely to have above-average growth in revenue and/or earnings and potential for above-average capital appreciation. The LKCM Equity Fund seeks to maximize long-term capital appreciation by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies which the Adviser believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation and/or companies that the Adviser believes have attractive relative valuations. The LKCM Balanced Fund seeks current income and long-term capital appreciation by investing primarily in a portfolio of equity and fixed income securities with at least 25% of the Fund’s total assets invested in fixed income securities under normal circumstances. The LKCM Fixed Income Fund seeks current income by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of investment grade corporate and U.S. Government fixed income securities.

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Funds may use prices provided by independent pricing services to assist in the fair valuation of the Funds’ portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2018, the Funds’ assets carried at fair value were classified as follows:

LKCM Small Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$159,958,400	$—	$—	$159,958,400

Total Investments*	$159,958,400	$—	$—	$159,958,400

LKCM Small-Mid Cap Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$11,737,616	$—	$—	$11,737,616
Money Market Fund	463,416	—	—	463,416

Total Investments*	$12,201,032	$—	$—	$12,201,032

LKCM Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$300,120,025	$—	$—	$300,120,025
U.S. Government Issues	—	9,959,766	—	9,959,766

Total Investments*	$300,120,025	$9,959,766	$—	$310,079,791

LKCM Balanced Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$53,211,144	$—	$—	$53,211,144
Corporate Bonds	—	27,014,867	—	27,014,867

Total Investments*	$53,211,144	$27,014,867	$—	$80,226,011

LKCM Fixed Income Fund

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$172,255,115	$—	$172,255,115
U.S. Government Sponsored Entities	—	46,538,405	—	46,538,405
U.S. Government Issues	—	26,477,093	—	26,477,093
Money Market Fund	2,058,347	—	—	2,058,347

Total Investments*	$2,058,347	$245,270,613	$—	$247,328,960

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Funds have elected to be treated as “regulated investment companies” under Subchapter M of the Internal Revenue Code and each Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The LKCM Small Cap Equity Fund, LKCM Small-Mid Cap Equity Fund and LKCM Equity Fund generally intend to declare and pay income dividends and distribute net capital, if any, at least on an annual basis. The LKCM Balanced Fund and LKCM Fixed Income Fund generally intend to declare and pay income dividends on a quarterly basis and distribute net capital, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Funds may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2018, reclassifications were recorded as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Accumulated net investment income (loss)	$356,826	$52,514	$—	$—	$2,334
Accumulated net realized gain (loss)	(2,406,622)	(295,805)	(996,065)	(54,395)	—
Paid in capital	2,049,796	243,291	996,065	54,395	(2,334)

10.    Restricted and Illiquid Securities:    The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Funds to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

11.    Recent Accounting Pronouncements:    In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Funds under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rates presented below as applied to each Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Funds through May 1, 2019 in order to limit each Fund’s operating expenses to the annual cap rates presented below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the year ended December 31, 2018, the Adviser waived the following management fees to meet its expense cap obligations:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Annual Management Fee Rate	0.75%	0.75%	0.70%	0.65%	0.50%
Annual Cap on Expenses	1.00%	1.00%	0.80%	0.80%	0.50%
Fees Waived and/or Expenses Reimbursed in 2018	$161,877	$133,438	$638,237	$170,127	$698,175

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Trust and serves as accounting services agent for the Trust. U.S. Bank, N.A. serves as custodian for the Funds.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Funds have adopted a Distribution Plan, under which each Fund may pay an annualized fee of up to 0.75% of its average daily net assets for distribution and other services. Currently, the Board of Trustees has not authorized payments under this plan and, as a result, the Funds currently neither accrue nor pay any fees under the plan.

C.    Fund Shares:    At December 31, 2018, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of each Fund:

LKCM Small Cap Equity Fund
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Institutional Class		Institutional Class
	Shares	Amount	Shares	Amount
Shares sold	629,067	$12,579,033	598,963	$11,823,528
Shares issued to shareholders in reinvestment of distributions	1,755,599	24,982,114	1,603,959	29,785,514
Shares redeemed	(2,154,803)	(40,922,342)	(6,263,343)	(124,254,603)
Redemption fee		727		405

Net increase (decrease)	229,863	$(3,360,468)	(4,060,421)	$(82,645,156)

Shares Outstanding:
Beginning of period	10,909,110		14,969,531

End of period	11,138,973		10,909,110

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Adviser Class*		Adviser Class*
	Shares	Amount	Shares	Amount
Shares sold	8,126	$141,867	10,948	$201,415
Shares issued to shareholders in reinvestment of distributions	—	—	4,941	85,287
Shares redeemed	(38,699)	(704,763)	(65,546)	(1,247,757)
Redemption fee		—		38

Net decrease	(30,573)	$(562,896)	(49,657)	$(961,017)

Shares Outstanding:
Beginning of period	30,573		80,230

End of period	—		30,573

Total Net Decrease		$(3,923,364)		$(83,606,173)

* The Adviser Class Shares of the Fund were terminated on October 31, 2018.

LKCM Small-Mid Cap Equity Fund
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	33,214	$362,456	41,018	$419,890
Shares issued to shareholders in reinvestment of distributions	255,531	1,998,256	191,420	2,038,623
Shares redeemed	(581,374)	(6,012,534)	(538,797)	(5,643,282)
Redemption fee		—		—

Net decrease	(292,629)	$(3,651,822)	(306,359)	$(3,184,769)

Shares Outstanding:
Beginning of period	1,828,651		2,135,010

End of period	1,536,022		1,828,651

LKCM Equity Fund
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	844,102	$23,187,647	1,035,601	$24,847,728
Shares issued to shareholders in reinvestment of distributions	929,685	21,494,324	591,475	15,455,230
Shares redeemed	(1,641,146)	(44,621,947)	(1,315,094)	(32,528,607)
Redemption fee		312		9

Net increase	132,641	$60,336	311,982	$7,774,360

Shares Outstanding:
Beginning of period	13,091,599		12,779,617

End of period	13,224,240		13,091,599

LKCM Balanced Fund
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	711,217	$15,637,963	813,071	$17,440,089
Shares issued to shareholders in reinvestment of distributions	111,842	2,384,425	140,839	3,117,892
Shares redeemed	(507,312)	(11,396,388)	(281,572)	(6,099,690)
Redemption fee		622		26

Net increase	315,747	$6,626,622	672,338	$14,458,317

Shares Outstanding:
Beginning of period	3,761,634		3,089,296

End of period	4,077,381		3,761,634

LKCM Fixed Income Fund
	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	1,518,406	$16,007,187	3,874,860	$41,668,069
Shares issued to shareholders in reinvestment of distributions	475,511	4,982,833	444,230	4,756,374
Shares redeemed	(1,503,570)	(15,802,687)	(2,276,905)	(24,437,044)
Redemption fee		—		68

Net increase	490,347	$5,187,333	2,042,185	$21,987,467

Shares Outstanding:
Beginning of period	23,313,111		21,270,926

End of period	23,803,458		23,313,111

D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2018 were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
LKCM Small Cap Equity Fund	$—	$89,513,791	$—	$121,828,809
LKCM Small-Mid Cap Equity Fund	—	9,503,658	—	15,741,225
LKCM Equity Fund	9,914,453	47,938,296	—	53,066,636
LKCM Balanced Fund	—	17,549,803	—	14,307,913
LKCM Fixed Income Fund	26,817,068	47,395,964	9,767,383	46,605,073

E.    Tax Information:    At December 31, 2018, the components of accumulated earnings (losses) on a tax basis were as follows:

	LKCM Small Cap Equity Fund	LKCM Small-Mid Cap Equity Fund	LKCM Equity Fund	LKCM Balanced Fund	LKCM Fixed Income Fund
Tax Cost of Investments	$131,697,949	$10,291,163	$200,638,234	$66,608,470	$251,597,105

Gross Unrealized Appreciation	$37,916,172	$2,414,669	$115,974,751	$15,683,132	$706,031
Gross Unrealized Depreciation	(9,655,721)	(504,800)	(6,533,194)	(2,065,591)	(4,974,176)

Net Unrealized Appreciation (Depreciation)	$28,260,451	$1,909,869	$109,441,557	$13,617,541	$(4,268,145)

Undistributed Ordinary Income	—	—	10,583	3,178	—
Undistributed Long-Term Capital Gain	—	—	—	19,617	—

Total Distributable Earnings	—	—	$10,583	$22,795	—

Other Accumulated Losses	(802,359)	(4,413)	(999,903)	—	$(334,274)

Total Accumulated Gains (Losses)	$27,458,092	$1,905,456	$108,452,237	$13,640,336	$(4,602,419)

The difference between book-basis and tax-basis unrealized appreciation, if any, is attributable primarily to the tax deferral of losses on wash sales.

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2018, the capital loss carryforwards were as follows:

	Short-Term	Long-Term
LKCM Fixed Income Fund	$14,707	$319,567

At December 31, 2018, the Funds deferred, on a tax basis, post-October capital losses of:

LKCM Small Cap Equity Fund	$802,359
LKCM Small-Mid Cap Equity Fund	$4,413
LKCM Equity Fund	$999,903

The tax components of dividends paid during the periods shown below were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
LKCM Small Cap Equity Fund	$—	$28,133,206	$424,898	$33,620,668
LKCM Small-Mid Cap Equity Fund	—	2,221,982	—	2,141,026
LKCM Equity Fund	2,586,418	19,906,815	2,564,467	13,299,140
LKCM Balanced Fund	888,174	1,576,215	700,479	2,524,332
LKCM Fixed Income Fund	5,577,246	—	4,758,543	185,521

The Funds designated earnings and profits distributed to shareholders upon the redemption of shares during 2018 and 2017 in determining undistributed net capital gains as of December 31, 2018 and 2017.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Funds’ financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended

December 31, 2015 through December 31, 2018. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2018. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after December 31, 2018 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of LKCM Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of LKCM Funds (the “Funds”) comprising the LKCM Small Cap Equity Fund, LKCM Equity Fund, LKCM Balanced Fund, LKCM Fixed Income Fund, and LKCM Small-Mid Cap Equity Fund, including the schedules of investments, as of December 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting the LKCM Funds as of December 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 25, 2019

We have served as the auditor of one or more LKCM Funds since 2007.

LKCM FUNDS
ADDITIONAL INFORMATION
December 31, 2018

Availability of Proxy Voting Information:    A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-688-LKCM or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Funds toll free at 1-800-688-LKCM or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Funds’ Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-688-LKCM. You can also review and copy the Funds’ Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

Information about the Funds’ Trustees and Officers:

The business and affairs of the Funds are managed under the direction of the Funds’ Board of Trustees. Information pertaining to the Trustees of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Trustees and officers and is available, without charge, upon request by calling 1-800-688-LKCM.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees:
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texas learning systems LLC since 1999 (education companies); Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 1999.	6	None
Earle A. Shields, Jr. 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1920	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.	6	None
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	6	None
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Trustee	Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	6	None
Interested Trustees:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	6	Tyler Technologies, Inc.
Steve R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager Luther King Capital Management Corporation since 1996.	6	AZZ Incorporated

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

Information about the Funds’ Trustees and Officers, Continued

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation During Past Five Years
Principal Officers:
J. Luther King, Jr.(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Steven R. Purvis(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management Corporation since 1986, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management Corporation since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer Chief Compliance Officer	Since 2010 Since 2006	General Counsel and Chief Compliance Officer, Luther King Capital Management Corporation since 2006; Principal, Luther King Capital Management Corporation since 2013.

(1)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	H. Kirk Downey Chairman of the Board	Larry J. Lockwood Trustee

Paul W. Greenwell Vice President	Richard J. Howell Trustee	Richard Lenart Secretary & Treasurer

Steven R. Purvis, CFA Trustee, Vice President	Earle A. Shields, Jr. Trustee	Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 777 East Wisconsin Avenue, Floor 6 Milwaukee, WI 53202

LKCM Aquinas Catholic Equity Fund

Annual Report

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the LKCM Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the LKCM Funds (if you hold your Fund shares directly with the LKCM Funds) or from your financial intermediary, such as a broker-dealer or bank (if you hold your Fund shares through a financial intermediary). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your Fund shares directly with the LKCM Funds, you may elect to receive shareholder reports and other communications electronically from the LKCM Funds by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports on paper free of charge. If you hold your Fund shares directly with the LKCM Funds, you can inform the LKCM Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-688-LKCM or, if you hold your Fund shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the LKCM Funds you hold directly with LKCM Funds or all of the funds you hold through your financial intermediary, as applicable.

Dear Fellow Shareholders:

We report the following performance information for the LKCM Aquinas Catholic Equity Fund for indicated periods ended December 31, 2018:

Funds	Inception Date	NAV @ 12/31/18	Net Expense Ratio*, **	Gross Expense Ratio**	One Year Total Return Ended 12/31/18	Five Year Average Annualized Return Ended 12/31/18	10 Year Average Annualized Return Ended 12/31/18	Avg. Annual Total Return Since Incept.***
LKCM Aquinas Catholic Equity Fund(1)	7/11/05	$12.80	1.00%	1.43%	-7.96%	3.88%	10.98%	6.35%
S&P 500® Index(2)					-4.38%	8.49%	13.12%	7.77%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. The Fund imposes a 1.00% redemption fee on shares held less than 30 days. If reflected, the fee would reduce performance shown.

*

Luther King Capital Management Corporation, the Fund’s investment adviser, has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund to maintain an expense ratio of 1.00% per annum through May 1, 2019. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. Investment performance reflects fee waivers, if any, in effect during the relevant period. In the absence of such waivers, total return would be reduced. Investment performance is based upon the net expense ratio. LKCM waived management fees and/or reimbursed expenses for the Fund during the fiscal year ended December 31, 2018.

**	Expense ratios above are as reported in the Fund’s current prospectus dated May 1, 2018. Expense ratios reported for other periods in the financial highlights of this report may differ.
***

The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. The LKCM Aquinas Small Cap Fund and LKCM Aquinas Growth Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the LKCM Aquinas Catholic Equity Fund. The performance shown prior to August 1, 2016 is that of the LKCM Aquinas Value Fund.

(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). Immediately after the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.

(2)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

Note: The indices defined above are not available for direct investment and the index performance therefore does not include fees, expenses or taxes.

2018 Review

The S&P 500® Index declined 4.38% for the year ended December 31, 2018, marking its first calendar year decline since 2008. The string of nine consecutive years of positive returns tied the 1991–1999 period as the longest streak of positive returns for the S&P 500® Index since 1936. During 2018, the S&P 500® Index experienced two market corrections, which are generally defined as a decline of greater than 10%. The first market correction occurred during the first quarter of 2018. The S&P 500® Index rose sharply in January as investor optimism for stronger corporate profit growth, aided by newly lowered corporate tax rates, helped boost stock prices. However, this enthusiasm appeared undermined in early February 2018 over concern that accelerating wages could cause the Federal Reserve to hasten the pace of monetary tightening and increase the probability of a recession, which resulted in the S&P 500® Index recording its first market correction in almost two years.

The S&P 500® Index then rallied in the second quarter of 2018 as weaker first quarter consumption data reversed with retail sales growing 6% year-over-year and the unemployment rate falling to 3.8%, its lowest reading since 1969. During the third quarter of 2018, the S&P 500® Index continued to rally and posted a 7.7% gain, which included the peak for the S&P 500® Index for the year on September 20, 2018. The S&P 500® Index declined 18.9% from this peak through the low on Christmas Eve, with approximately 57% of the constituents of the S&P 500® Index down more than 20% from their 52-week highs. Both developed and emerging international equity markets indices reported even weaker returns than domestic equity indices for 2018, especially in U.S. dollar terms as the U.S. dollar strengthened against most currencies in 2018.

The decline in the equity markets during the last quarter of 2018 was similar to the drawdown in early 2016 when concerns about a weakening Chinese economy roiled global markets. At the time, the domestic economy appeared to be teetering on the brink of a recession, which prompted the Federal Reserve to postpone interest rate hikes. In contrast, the Federal Reserve increased its target Federal Funds interest rate a fourth time in 2018 just as concerns of slowing economic growth—both domestically and abroad—began to intensify. As a result, the S&P 500® Index declined 9.0% during December 2018, its worst December performance since 1931.

2

2019 Outlook

Our baseline expectation for 2019 is for lower economic growth compared to 2018, which we believe will be driven by anticipated slowing global growth, tighter monetary policy, and a weakening manufacturing outlook. However, we believe the odds of a recession in 2019 remain low based on our belief that the underpinnings of the economy, such as employment, credit availability, capital expenditures, and consumer spending, all appear to remain supportive of economic expansion. In sum, we anticipate good, but not great, economic growth during the year. Capital markets are typically forward looking and often amplify anticipated changes in economic activity through corporate earnings estimates and price/earnings multiples. As a result, we believe the downshift in market expectations for real economic growth from 3.0% year-over-year to a more modest rate of around 2.0–2.5% for 2019 is part of what caused a decline in capital markets during the fourth quarter of 2018. Moreover, we believe that asset allocation shifts, many computer driven, occurred as fixed income instruments with higher yields provided an attractive alternative to volatile stocks during that time.

During 2018, exceptionally strong corporate earnings growth, which was fueled in part by lower corporate tax rates, was offset by significant price/earnings multiple compression. The compression in the S&P 500® Index price/earnings multiple throughout 2018 appears to track the level of price/earnings multiple compression during the period of 2004–2006, the last prolonged period of Federal Reserve monetary tightening. Accordingly, we believe market participants priced in a full Federal Reserve tightening cycle in 2018. Despite slowing international and domestic economic growth, we remain constructive on domestic equity markets for 2019. We believe it is rare for the domestic equity markets to decline in two or three consecutive years, as this has occurred only twice since World War II: 1973–1974 and 2000–2002. We believe the capital markets are likely to continue to display characteristics of a late cycle economy. However, we believe the fundamental underpinnings of the economy continue to point to the current expansion becoming the longest in modern history.

LKCM Aquinas Catholic Equity Fund

The LKCM Aquinas Catholic Fund declined 7.96% for the year ended December 31, 2018, compared to the 4.38% decline for the Fund’s benchmark, the S&P 500® Index. During the year, the Fund’s relative performance was negatively impacted from both sector allocation and stock selection decisions, particularly in the fourth quarter of 2018.

During the year, the Fund benefited from its overweight position in the Consumer Discretionary sector and its underweight positions in the Communications Services and Consumer Staples sectors. The Fund’s overweight position in the Materials and Energy sectors, as well as the Fund’s underweight position in the Healthcare sector where the Fund’s Catholic-values investing guidelines limited the number of companies eligible for investment, detracted from the Fund’s relative performance. During the year, the Fund benefited from stock selection decisions in the Information Technology, Industrials and Healthcare sectors, which was offset by stock selection in the Financials, Energy and Consumer Discretionary sectors.

The market correction during the fourth quarter of 2018 was broad-based and appeared to reflect investor concerns over trade issues and rising interest rates, as well as the sustainability of economic growth and higher corporate profits. It continues to be our view that the U.S. economy will grow during 2019 but at a rate below the level of growth during the second half of 2018. We also believe higher corporate profits are likely for 2019, but the rate of growth for earnings likely will be significantly lower than during 2018 and we have positioned the Fund’s portfolio in accordance with this view. We continue to emphasize companies which should benefit from lower tax rates and where continued dividend increases and share repurchases appear likely. Additionally, we believe many of the Fund’s holdings should continue to benefit from the repatriation of cash formerly held overseas. With the pullback in market valuations, and resulting lower price/earnings ratios, we believe the overall stock market and the companies held by the Fund appear to be relatively undervalued based on our outlook for only modest interest rate increases during 2019 and our positive outlook for corporate profits.

J. Luther King, Jr., CFA, CIC

February 1, 2019

3

The information provided herein represents the opinion of J. Luther King, Jr., CFA, CIC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments found on page 9 of the report for more information on Fund holdings. Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any securities.

Mutual fund investing involves risk. Principal loss is possible. Past performance is not a guarantee of future results. Small and medium capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure, and, historically, their stocks have experienced a greater degree of market volatility than stocks on average. These risks are discussed in the Fund’s summary and statutory prospectuses. Since the Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishop’s Socially Responsible Investing Guidelines, the Fund may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

Earning growth is not a measure of future performance.

Price/earnings ratio is the market price of a company share divided by the earnings per share of the company.

Investors should consider the investment objective, risks and charges and expenses of the Fund carefully before investing. The Fund’s summary prospectus and prospectus contain this and other information about the Fund. Investors can obtain the summary prospectus and the prospectus by calling 1-800-423-6369. The summary prospectus and prospectus should be read carefully before investing in the Fund.

Quasar Distributors, LLC, distributor.

4

PERFORMANCE:

The following information illustrates the historical performance of the LKCM Aquinas Catholic Equity Fund as of December 31, 2018 compared to the Fund’s benchmark and peer group indices.

Performance data quoted represents past performance; past performance does not guarantee future results. The graph and table reflect the reinvestment of dividends and other distributions, if any, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-423-6369. Returns would have been lower if LKCM had not waived a portion of its management fee and/or reimbursed certain expenses of the Fund. Please see Note B to the Notes to the Financial Statements for specific information regarding management fee waiver and/or expense reimbursement arrangements for the Fund.

An index is an unmanaged portfolio and does not trade or incur any expenses. The Lipper Large-Cap Core Funds Index, however, does reflect the fees and expenses borne by the funds included in that index. One can not invest in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURN (Periods Ended December 31, 2018)(1)

	Past 1 Year	Past 5 Years(2)	Past 10 Years(2)	Since Inception(2)(3)
LKCM Aquinas Catholic Equity Fund	-7.96%	3.88%	10.98%	6.35%
S&P 500® Index	-4.38%	8.49%	13.12%	7.77%
Lipper Large-Cap Core Funds Index	-5.13%	7.33%	12.09%	7.17%
(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund (the “Reorganizations”). At the time the Reorganizations were completed, the LKCM Aquinas Value Fund changed its name to the LKCM Aquinas Catholic Equity Fund (“Equity Fund”) and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the Equity Fund. The Fund’s performance prior to August 1, 2016 reflects the Fund’s prior investment strategies.

(2)	Annualized.
(3)

The assets of the Aquinas Value Fund, Aquinas Growth Fund and Aquinas Small-Cap Fund were acquired by the LKCM Aquinas Value Fund, LKCM Aquinas Growth Fund and LKCM Aquinas Small Cap Fund, respectively, on July 11, 2005. At the time of the reorganization, the Adviser also changed from Aquinas Investment Advisers, Inc. to Luther King Capital Management Corporation. Due to the change in adviser and investment technique, performance is being quoted for the period after the merger. As stated above, the LKCM Aquinas Growth Fund and LKCM Aquinas Small-Cap Fund were reorganized into the LKCM Aquinas Value Fund effective upon the close of business on July 29, 2016, after which the LKCM Aquinas Value Fund’s name, investment strategies and expenses changed to those of the Equity Fund. The performance shown prior to August 1, 2016, is that of the LKCM Aquinas Value Fund.

5

A HYPOTHETICAL $10,000 INVESTMENT IN LKCM AQUINAS CATHOLIC EQUITY FUND

(for the ten years ended December 31, 2018)

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 selected stocks that is generally considered representative of the performance of large capitalization companies in the U.S. stock market.

The Lipper Large-Cap Core Funds Index is an unmanaged index generally considered representative of large cap core mutual funds tracked by Lipper, Inc.

6

LKCM Aquinas Catholic Equity Fund Expense Example — December 31, 2018

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/18-12/31/18).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase, unless otherwise determined by the Fund in its discretion. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes management fees, registration fees and other expenses. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

	LKCM Aquinas Catholic Equity Fund
	Beginning Account Value 7/1/18	Ending Account Value 12/31/18	Expenses Paid During Period* 7/1/18 –12/31/18
Actual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,000.00	$881.90	$4.74
Hypothetical (5% return before expense) . . . . . .	$1,000.00	$1,020.16	$5.09

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

7

ALLOCATION OF PORTFOLIO HOLDINGS — LKCM Aquinas Catholic Equity Fund — December 31, 2018

Percentages represent market value as a percentage of total investments.

LKCM Aquinas Catholic Equity Fund

8

LKCM AQUINAS CATHOLIC EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2018

COMMON STOCKS - 100.4%	Shares	Value
Aerospace & Defense - 3.6%
Honeywell International Inc.	12,500	$1,651,500

Banks - 10.1%
Comerica Incorporated	19,000	1,305,110
Cullen/Frost Bankers, Inc.	5,600	492,464
SunTrust Banks, Inc.	28,500	1,437,540
Zions Bancorporation	32,500	1,324,050

		4,559,164

Beverages - 2.7%
PepsiCo, Inc.	11,000	1,215,280

Chemicals - 3.8%
Ecolab Inc.	9,500	1,399,825
FMC Corporation	4,500	332,820

		1,732,645

Computers & Peripherals - 3.5%
Apple Inc.	10,000	1,577,400

Construction Materials - 1.3%
Martin Marietta Materials, Inc.	3,500	601,545

Diversified Financials - 1.1%
JPMorgan Chase & Co.	5,000	488,100

Electrical Equipment & Instruments - 3.6%
Roper Technologies, Inc.	6,100	1,625,772

Electronic Equipment & Instruments - 4.3%
FLIR Systems, Inc.	24,500	1,066,730
Trimble Inc. (a)	27,000	888,570

		1,955,300

Energy Equipment & Services - 1.3%
Halliburton Company	15,000	398,700
Schlumberger Ltd. (b)	5,000	180,400

		579,100

Food Products - 2.0%
Mondelez International Inc. - Class A	23,000	920,690

Household Products - 1.3%
Colgate-Palmolive Company	10,000	595,200

Insurance - 2.0%
Prudential Financial, Inc.	10,900	888,895

Internet & Catalog Retail - 3.3%
Amazon.com, Inc. (a)	1,000	1,501,970

IT Consulting & Services - 4.5%
PayPal Holdings, Inc. (a)	24,000	2,018,160

Machinery - 4.3%
Barnes Group Inc.	17,500	938,350
Stanley Black & Decker, Inc.	8,500	1,017,790

		1,956,140

Marine - 3.0%
Kirby Corporation (a)	20,500	1,380,880

COMMON STOCKS	Shares	Value
Media & Entertainment - 4.6%
Alphabet, Inc. - Class A (a)	2,000	$2,089,920

Multiline Retail - 2.0%
Dollar Tree, Inc. (a)	10,000	903,200

Oil & Gas & Consumable Fuels - 5.4%
Cabot Oil & Gas Corporation	10,000	223,500
ConocoPhillips	17,500	1,091,125
EOG Resources, Inc.	13,000	1,133,730

		2,448,355

Pharmaceuticals - 6.9%
Abbott Laboratories	22,500	1,627,425
Zoetis Inc.	17,500	1,496,950

		3,124,375

Professional Services - 2.6%
Verisk Analytics, Inc. (a)	11,000	1,199,440

Software - 12.9%
Adobe Inc. (a)	7,900	1,787,296
Microsoft Corporation	13,625	1,383,891
Oracle Corporation	27,500	1,241,625
RealPage, Inc. (a)	30,000	1,445,700

		5,858,512

Software & Services - 3.8%
Akamai Technologies, Inc. (a)	28,200	1,722,456

Specialty Retail - 4.4%
The Home Depot, Inc.	7,500	1,288,650
Tiffany & Co.	8,500	684,335

		1,972,985

Textiles, Apparel & Luxury Goods - 2.1%
VF Corporation	13,500	963,090

TOTAL COMMON STOCKS (Cost $28,677,755)		45,530,074

Total Investments - 100.4% (Cost $28,677,755)		45,530,074
Liabilities in Excess of Other Assets - (0.4)%		(197,889)

TOTAL NET ASSETS - 100.0%		$45,332,185

(a)	Non-income producing security.
(b)	Security issued by non-U.S. incorporated company.

Investments are classified by industry pursuant to the Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of Morgan Stanley Capital International, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

LKCM Aquinas Catholic Equity Fund

Assets:
Investments, at value*	$45,530,074
Cash	17,416
Receivable for Fund shares sold	69,484
Dividends and interest receivable	47,643
Other assets	15,695

Total assets	45,680,312

Liabilities:
Payable for Fund shares redeemed	203,282
Payable for investment advisory fees (Note B)	58,414
Payable for distribution expense (Note B)	39,368
Payable for accounting and transfer agent fees and expenses	13,145
Payable for reports to shareholders	10,997
Payable for administrative fees	7,494
Payable for trustees’ fees	1,864
Payable for custody fees and expenses	1,082
Accrued expenses and other liabilities	12,481

Total liabilities	348,127

Net Assets	$45,332,185

Net Assets Consist of:
Paid in capital	$28,502,106
Total distributable earnings	16,830,079

Net Assets	$45,332,185

Shares of beneficial interest outstanding (unlimited shares of no par value authorized)	3,542,038
Net asset value per share (offering and redemption price)	$12.80

* Cost of Investments	$28,677,755

The accompanying notes are an integral part of these financial statements.

10

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

LKCM Aquinas Catholic Equity Fund

Investment Income:
Dividends	$812,873
Interest	7,634

Total income	820,507

Expenses:
Investment advisory fees (Note B)	559,586
Distribution expense (Note B)	62,176
Accounting and transfer agent fees and expenses	79,677
Administrative fees	51,280
Federal and state registration	33,899
Reports to shareholders	29,634
Professional fees	26,411
Trustees’ fees	18,799
Custody fees and expenses	8,850
Other	26,909

Total expenses	897,221
Less, expense waiver and/or reimbursement (Note B)	(275,459)

Net expenses	621,762

Net investment income	198,745

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	10,664,201
Net change in unrealized appreciation/depreciation on investments	(13,838,210)

Net Realized and Unrealized Loss	(3,174,009)

Net Decrease in Net Assets Resulting from Operations	$(2,975,264)

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

LKCM Aquinas Catholic Equity Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017
Operations:
Net investment income	$198,745	$184,302
Net realized gain on investments	10,664,201	5,621,042
Net change in unrealized appreciation/depreciation on investments	(13,838,210)	6,425,935

Net increase (decrease) in net assets resulting from operations	(2,975,264)	12,231,279

Net Dividends and Distributions to Shareholders:	(8,749,323)	(5,502,800	)(1)

Net increase (decrease) in net assets resulting from Fund share transactions (Note C)	(14,000,732)	1,331,772

Total increase (decrease) in net assets	(25,725,319)	8,060,251

Net Assets:
Beginning of period	71,057,504	62,997,253

End of period	$45,332,185	$71,057,504	(2)

(1)	Includes net investment income distributions of $177,185 and net realized gain distributions of $5,325,615.
(2)	Includes accumulated net investment income of $11,597.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

	LKCM Aquinas Catholic Equity Fund

	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016 (1)	Year Ended December 31, 2015	Year Ended December 31, 2014
Net Asset Value – Beginning of Period	$17.19	$15.40	$15.17	$16.87	$17.99

Net investment income	0.06 (2)	0.05	0.04	0.03	0.17 (2)
Net realized and unrealized gain (loss) on investments	(1.46)	3.16	1.41	(0.56)	0.34

Total from investment operations	(1.40)	3.21	1.45	(0.53)	0.51

Dividends from net investment income	(0.07)	(0.05)	(0.04)	(0.04)	(0.19)
Distributions from net realized gains	(2.92)	(1.37)	(1.18)	(1.13)	(1.44)

Total dividends and distributions	(2.99)	(1.42)	(1.22)	(1.17)	(1.63)

Net Asset Value – End of Period	$12.80	$17.19	$15.40	$15.17	$16.87

Total Return	-7.96%	20.79%	9.52%	-3.28%	2.73%

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$45,332	$71,058	$62,997	$44,868	$52,652
Ratio of expenses to average net assets:
Before expense waiver and/or reimbursement	1.44%	1.43%	1.66%	1.55%	1.49%
After expense waiver and/or reimbursement(3)	1.00%	1.00%	1.23%	1.50%	1.49%
Ratio of net investment income to average net assets:
Before expense waiver and/or reimbursement	(0.12)%	(0.14)%	(0.15)%	0.14%	0.95%
After expense waiver and/or reimbursement(3)	0.32%	0.29%	0.28%	0.19%	0.95%
Portfolio turnover rate	14%	18%	18%	11%	23%

(1)

Effective upon the close of business on July 29, 2016, the LKCM Aquinas Growth Fund and the LKCM Aquinas Small Cap Fund were reorganized into the LKCM Aquinas Value Fund and the Fund was renamed the LKCM Aquinas Catholic Equity Fund. Activity after July 29, 2016 reflects the Funds’ combined operations.

(2)	Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)

Effective August 1, 2016, the Fund’s investment adviser contractually agreed to lower the expense cap for the Fund from 1.50% to 1.00% of the Fund’s average daily net assets and the fees charged under the Fund’s Rule 12b-1 plan changed from 0.25% per annum to 0.10% per annum as of August 1, 2016.

The accompanying notes are an integral part of these financial statements.

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LKCM FUNDS
NOTES TO THE FINANCIAL STATEMENTS

A.    Organization and Significant Accounting Policies:    LKCM Funds (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end, management investment company. The Trust was organized as a Delaware statutory trust on February 10, 1994 and consists of six diversified series as of December 31, 2018, one of which is presented herein: the LKCM Aquinas Catholic Equity Fund (the “Fund”). On July 11, 2005, the LKCM Aquinas Funds acquired the assets and assumed the liabilities of the Aquinas Funds. Effective upon the close of business on July 29, 2016, the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund reorganized into the LKCM Aquinas Value Fund, which changed its name immediately thereafter to the LKCM Aquinas Catholic Equity Fund and its investment strategies and expenses, including the expense limitation agreement, changed to the investment strategies and expenses, including the expense limitation agreement, of the LKCM Aquinas Catholic Equity Fund. The Fund is subject to expenses pursuant to the Rule 12b-1 plan described in Note B. The Fund charges a 1% redemption fee for redemptions of Fund shares held for less than 30 days, unless otherwise determined by the Fund in its discretion.

The LKCM Aquinas Catholic Equity Fund seeks to maximize long-term capital appreciation, while incorporating Catholic values investing principles in the investment process. The LKCM Aquinas Catholic Equity Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that Luther King Capital Management Corporation (the “Adviser”) believes are likely to have above-average growth in revenue and/or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies the Adviser believes have attractive relative valuations.

The Fund practices socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investment Guidelines (the “Guidelines”). The Fund’s investment approach incorporates the Guidelines through a combination of screening portfolio companies based on criteria set forth in the Guidelines, dialogue with companies whose policies and practices may conflict with the Guidelines, and/or potentially excluding from the Fund’s portfolio the securities of those companies that are unwilling to alter their policies and practices over a reasonable period of time. The Adviser monitors companies selected for the Fund for policies on various issues contemplated by the Guidelines. If the Fund invests in a company whose policies and practices are inconsistent with the Guidelines, the Adviser may attempt to influence the company, sell the company’s securities or otherwise exclude future investments in such company.

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

1.    Security Valuation:    Equity securities listed or traded on a U.S. securities exchange for which market quotations are readily available are valued at the last quoted sale price on the exchange on which the security is primarily traded. Nasdaq Global Market securities are valued at the Nasdaq Official Closing Price (“NOCP”). Unlisted U.S. securities and listed U.S. securities not traded on a particular valuation date are valued at the mean of the most recent quoted bid and ask price on the relevant exchanges or markets. Equity securities listed on a foreign exchange for which market quotations are readily available are valued at the last quoted sales price on the exchange on which the security is primarily traded. Debt securities are normally valued at the mean of the closing bid and ask price and/or by using a combination of broker quotations or evaluated prices provided by an independent pricing service. Other assets and securities for which no market or broker quotations or evaluated prices are readily available (including restricted securities) are valued in good faith at fair value using guidelines approved by the Board of Trustees. The Board has adopted specific guidelines and procedures for valuing portfolio securities and delegated their implementation to the Adviser. The guidelines and procedures authorize the Adviser to make determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees. The Fund may use prices provided by independent pricing services to assist in the fair valuation of the Fund’s portfolio securities.

The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below.

Level 1	–	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

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Level 2	–	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3	–	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2018, the Fund’s assets carried at fair value were classified as follows:

LKCM Aquinas Catholic Equity Fund

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$45,530,074	$—	$—	$45,530,074

Total Investments*	$45,530,074	$—	$—	$45,530,074

*	Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

There were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements during the reporting period. Transfers between levels are recognized at the end of the reporting period.

2.    Federal Income Taxes:    The Fund has elected to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code and the Fund intends to distribute all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

3.    Distributions to Shareholders:    The Fund generally intends to declare and pay income dividends and distribute net capital gain distributions, if any, at least on an annual basis.

4.    Foreign Securities:    Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. issuers. These risks include devaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and securities of the U.S. government.

5.    Expense Allocation:    Expenses incurred by the Funds in the Trust are allocated among the Funds based upon (i) relative average net assets, (ii) a specific identification basis as incurred, or (iii) evenly among the Funds, depending on the nature of the expense.

6.    Use of Estimates:    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

7.    Guarantees and Indemnifications:    In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

8.    Security Transactions and Investment Income:    Security and shareholder transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable jurisdiction’s tax rules and rates. Interest income is recognized on the accrual basis. All discounts and premiums are amortized based on the effective interest method for tax and financial reporting purposes. The Fund may hold the securities of real estate investment trusts (“REITs”). Distributions from such investments may include income, capital gains and return of capital.

9.    Other:    Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Accordingly, at December 31, 2018, reclassifications were recorded as follows for the Fund:

Accumulated net realized gain	($2,192,882)
Paid in capital	2,192,882

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10.    Restricted and Illiquid Securities:    The Fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale including investments considered by the Fund to be illiquid. Restricted securities generally may be resold in transactions exempt from registration. Illiquid investments are investments that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the prices at which they are valued. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

11.    Recent Accounting Pronouncements:    In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2017-08 which changes the amortization period for a callable debt security from the maturity date to the earliest call date. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. These changes will have no impact on the financial statements.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and disclosures.

B.    Investment Advisory and Other Agreements:    The Adviser serves as the investment adviser to the Fund under an Investment Advisory Agreement (the “Agreement”). The Adviser receives a fee, computed daily and payable quarterly, at the annual rate presented below as applied to the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse expenses of the Fund through May 1, 2019 in order to limit the Fund’s operating expenses to the annual cap rate identified below. This expense limitation excludes interest, taxes, brokerage commissions, indirect fees and expenses relating to investments in other investment companies, including money market funds, and extraordinary expenses. For the year ended December 31, 2018, the Adviser waived the following management fees and/or reimbursed expenses to meet its expense cap obligations for the Fund:

Annual Management Fee Rate	0.90%
Annual Cap on Expenses	1.00%
Fees Waived and/or Expenses Reimbursed in 2018	$275,459

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, serves as transfer agent and administrator for the Fund and serves as accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

Distribution services are performed pursuant to a distribution contract with Quasar Distributors, LLC, the Trust’s principal underwriter.

The Trust has adopted a Rule 12b-1 plan for the Fund, under which the Fund may pay an annualized fee of up to 1.00% of its average daily net assets for distribution and other services. However, the Board of Trustees has currently only authorized an annual fee of 0.10% of the average daily net assets for the Fund. Prior to August 1, 2016, the Fund assessed an annual Rule 12b-1 fee of 0.25% of the average daily net assets for the Fund. For the year ended December 31, 2018, fees incurred by the Fund pursuant to the 12b-1 Plan were $62,176.

C.    Fund Shares:    At December 31, 2018, there was an unlimited number of shares of beneficial interest, no par value, authorized. The following table summarizes the activity in shares of the Fund:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	278,894	$4,917,666	574,803	$10,003,218
Shares issued to shareholders in reinvestment of distributions	650,427	8,240,906	300,904	5,193,603
Shares redeemed	(1,521,952)	(27,160,652)	(830,500)	(13,865,336)
Redemption fee		1,348		287

Net increase (decrease)	(592,631)	$(14,000,732)	45,207	$1,331,772

Shares Outstanding:
Beginning of period	4,134,669		4,089,462

End of period	3,542,038		4,134,669

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D.    Security Transactions:    Purchases and sales of investment securities, other than short-term investments, for the Fund for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$—	$8,514,325	$—	$30,062,770

E.    Tax Information:    At December 31, 2018, the components of accumulated earnings (losses) on a tax basis for the Fund were as follows:

Tax Cost of Investments	$28,677,755

Gross Unrealized Appreciation	$17,488,381
Gross Unrealized Depreciation	(636,062)

Net Unrealized Appreciation	$16,852,319

Undistributed Ordinary Income	$5,373
Undistributed Long-Term Capital Gain	—

Total Distributable Earnings	$5,373

Other Accumulated Losses	$(27,613)

Total Accumulated Gains	$16,830,079

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code. At December 31, 2018, the Fund had no capital loss carryforwards.

At December 31, 2018, the Fund deferred, on a tax basis, post-October capital losses of $27,613.

The tax components of dividends paid during the periods shown below for the Fund were as follows:

Year Ended December 31, 2018		Year Ended December 31, 2017
Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
$204,969	$8,544,354	$177,185	$5,325,615

The Fund designated earnings and profits distributed to shareholders upon the redemption of shares during 2018 and 2017 in determining undistributed net capital gains as of December 31, 2018 and 2017.

The Trust has adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Trust has reviewed all open tax years and major jurisdictions and concluded that there is no impact on the Fund’s financial position or results of operations. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2015 through December 31, 2018. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of December 31, 2018. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. If applicable, the Fund would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expense” on the statement of operations.

F.    Subsequent Events:    In preparing these financial statements, the Trust has evaluated events after December 31, 2018 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and Board of Trustees of LKCM Funds

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of LKCM Aquinas Catholic Equity Fund, one of the series constituting the LKCM Funds (the “Fund”), as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 25, 2019

We have served as the auditor of one or more LKCM Funds since 2007.

18

LKCM AQUINAS CATHOLIC EQUITY FUND
ADDITIONAL INFORMATION
December 31, 2018

Availability of Proxy Voting Information:    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling toll-free 1-800-423-6369 or on the SEC website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the twelve month period ended June 30 (as filed with the SEC on Form N-PX) are available without charge, upon request, by calling the Fund toll free at 1-800-423-6369 or by accessing the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedule:    The Fund is required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. Once filed, the Fund’s Form N-Q is available without charge upon request on the SEC’s website (http://www.sec.gov) and is also available by calling 1-800-423-6369. You can also review and copy the Fund’s Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

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Information about the Fund’s Trustees and Officers:

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and officers and is available, without charge, upon request by calling 1-800-423-6369.

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Disinterested Trustees:
H. Kirk Downey 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Chairman of the Board of Trustees Trustee	Since 2005 Since 1994	President and CEO, Texas Systems, LLC and CEO, Texas learning systems LLC since 1999 (education companies); Dean, M.J. Neeley School of Business, Texas Christian University Business School from 1987 to 1999.	6	None
Earle A. Shields, Jr. 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1920	Trustee	Since 1994	Consultant; formerly Consultant for NASDAQ Corp. and Vice President, Merrill Lynch & Co., Inc.	6	None
Richard J. Howell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1942	Trustee Chairman of the Audit and Compliance Committee	Since 2005 Since 2008	CPA; Adjunct Faculty at SMU Cox School of Business from 2004 to 2009; Consulting Services, since 2002; Audit Partner, Arthur Andersen LLP from 1974 to 2002.	6	None
Larry J. Lockwood 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1953	Trustee	Since 2013	C.R. Williams Professor of Finance, Stan Block Endowed Chair in Finance, Department of Finance, Neeley School of Business, Texas Christian University since 1994.	6	None
Interested Trustees:
J. Luther King, Jr.(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.	6	Tyler Technologies, Inc.
Steven R. Purvis(2) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.	6	AZZ Incorporated

(1)	Each Trustee holds office during the lifetime of the Trust until that individual resigns, retires or is otherwise removed or replaced.
(2)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

20

Information about the Fund’s Trustees and Officers, Continued

Name, Address and Age	Position(s) Held with the Trust	Term of Office & Length of Time Served	Principal Occupation During Past Five Years
Principal Officers:
J. Luther King, Jr.(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1940	Trustee, President and Chief Executive Officer	Since 1994	Chairman, President and Director, Luther King Capital Management Corporation since 1979.
Steven R. Purvis(1) 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1964	Trustee Vice President	Since 2013 Since 2000	Principal, Luther King Capital Management Corporation since 2004, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1996.
Paul W. Greenwell 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1950	Vice President	Since 1996	Principal, Luther King Capital Management Corporation since 1986, Vice President and Portfolio Manager, Luther King Capital Management Corporation since 1983.
Richard Lenart 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1966	Secretary and Treasurer	Since 2006	Luther King Capital Management Corporation since 2005.
Jacob D. Smith 301 Commerce Street Suite 1600 Fort Worth, TX 76102 Year of Birth: 1974	Chief Financial Officer Chief Compliance Officer	Since 2010 Since 2006	General Counsel and Chief Compliance Officer, Luther King Capital Management Corporation since 2006; Principal, Luther King Capital Management Corporation since 2013.

(1)	Messrs. King and Purvis are each considered an “interested person” of the Trust (as defined in the 1940 Act) because of their affiliation with the Adviser.

21

LKCM FUNDS

PRIVACY NOTICE

Our Commitment to Your Privacy

At LKCM Funds, we are committed to safeguarding the confidentiality and privacy of nonpublic personal information about our current and former shareholders. This privacy notice describes the types of nonpublic personal information we collect about you and the sources through which we obtain this information, the purposes for which we obtain and use your nonpublic information, and the policies and procedures we have implemented to protect the privacy of your nonpublic personal information.

How We Protect Your Nonpublic Personal Information

Protecting your nonpublic personal information is an important priority at LKCM Funds. Accordingly, we have implemented policies and procedures designed to safeguard your nonpublic personal information, such as your tax identification number, account and investment history, account numbers, account balances and nonpublic contact information, from unauthorized access or use. Pursuant to these policies and procedures, we maintain various physical, technological, and administrative safeguards to protect the security and confidentiality of your nonpublic personal information, and we adapt these safeguards to respond to evolving technological and other standards.

We do not disclose nonpublic personal information about you to non-affiliated firms, organizations or individuals except as authorized by you or your representatives or as required or permitted by law. We may disclose nonpublic personal information about you to nonaffiliated third parties, such as custodians, brokers, auditors, accountants, and systems and administrative service providers, in connection with the services we provide to you or on your behalf. When we provide nonpublic personal information about you to nonaffiliated third parties for these purposes, we expect them to safeguard your nonpublic personal information, use your nonpublic personal information only for the intended purposes and otherwise abide by applicable law.

How We Obtain Your Nonpublic Personal Information

We collect nonpublic personal information about you from various sources, including documents, new account applications and other information that you or your representatives, custodians, attorneys, accountants or similar parties provide to us, communications that we have with you or your representatives, custodians, attorneys, accountants or similar parties, and documents and other information related to your accounts or investment experience with us.

Please do not hesitate to contact Jacob D. Smith, our Chief Compliance Officer, if you have any questions regarding this privacy notice or the measures we have implemented to protect the privacy of your nonpublic personal information.

U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

LKCM FUNDS

P.O. Box 701

Milwaukee, WI 53201-0701

Officers and Trustees
J. Luther King, Jr., CFA, CIC Trustee, President and Chief Executive Officer	H. Kirk Downey Chairman of the Board	Larry J. Lockwood Trustee

Paul W. Greenwell Vice President	Richard J. Howell Trustee	Richard Lenart Secretary & Treasurer

Steven R. Purvis, CFA Trustee, Vice President	Earle A. Shields, Jr. Trustee	Jacob D. Smith Chief Financial Officer Chief Compliance Officer

Investment Adviser
Luther King Capital Management Corporation 301 Commerce Street, Suite 1600 Fort Worth, TX 76102
Administrator, Transfer Agent, Dividend Paying Agent & Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701
Custodian
U.S. Bank, N.A. 1555 N. River Center Drive, Suite 302 Milwaukee, WI 53212
Independent Registered Public Accounting Firm
Deloitte & Touche LLP 555 E. Wells St., Suite 1400 Milwaukee, WI 53202
Distributor
Quasar Distributors, LLC 777 East Wisconsin Avenue, Floor 6 Milwaukee, WI 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard J. Howell is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$130,100	$130,100
Audit-Related Fees	—	—
Tax Fees	$27,450	$27,450
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	$27,450	$27,450
Registrant’s Investment Adviser	—	—

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

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Item 11. Controls and Procedures.

(a) The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d 15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(1)	Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) LKCM Funds

By (Signature and Title)             /s/ J. Luther King, Jr.

J. Luther King, Jr., President

Date  2-26-2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)             /s/ J. Luther King, Jr.

J. Luther King, Jr., President

Date  2-26-2019

By (Signature and Title)             /s/ Jacob D. Smith

Jacob D. Smith, Chief Financial Officer

Date  2-26-2019

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